                          MORGAN STANLEY DEAN WITTER
                            WORLD WIDE INCOME TRUST

                            TWO WORLD TRADE CENTER
                           NEW YORK, NEW YORK 10048
                                (800) 869-NEWS


                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                           TO BE HELD MARCH 27, 2001


TO THE SHAREHOLDERS OF MORGAN STANLEY DEAN WITTER WORLD WIDE INCOME TRUST

     Notice is hereby given of a Special Meeting of the Shareholders of Morgan Stanley Dean Witter World Wide Income Trust ("World Wide Income") to be held in the Career Development Room, 61st Floor, Two World Trade Center, New York, New York 10048, at 9:00 a.m., New York time, on March 27, 2001, and any adjournments thereof (the "Meeting"), for the following purposes:

1. To consider and vote upon an Agreement and Plan of Reorganization, dated October 26, 2000 (the "Reorganization Agreement"), between World Wide Income and Morgan Stanley Dean Witter Diversified Income Trust ("Diversified Income"), pursuant to which substantially all of the assets of World Wide Income would be combined with those of Diversified Income and shareholders of World Wide Income would become shareholders of Diversified Income receiving shares of Diversified Income with a value equal to the value of their holdings in World Wide Income (the "Reorganization"); and

2.  To act upon such other matters as may properly come before the Meeting.

     The Reorganization is more fully described in the accompanying Proxy Statement and Prospectus and a copy of the Reorganization Agreement is attached as Exhibit A thereto. Shareholders of record at the close of business on December 20, 2000 are entitled to notice of, and to vote at, the Meeting. Please read the Proxy Statement and Prospectus carefully before telling us, through your proxy or in person, how you wish your shares to be voted. Alternatively, if you are eligible to vote telephonically by touchtone telephone or electronically on the Internet (as discussed in the enclosed Proxy Statement) you may do so in lieu of attending the Meeting in person. THE BOARD OF TRUSTEES OF WORLD WIDE INCOME RECOMMENDS YOU VOTE IN FAVOR OF THE REORGANIZATION. WE URGE YOU TO SIGN, DATE AND MAIL THE ENCLOSED PROXY PROMPTLY.



                                            By Order of the Board of Trustees,


                                            BARRY FINK,
                                            Secretary

January 24, 2001


  YOU CAN HELP AVOID THE NECESSITY AND EXPENSE OF SENDING FOLLOW-UP LETTERS TO ENSURE A QUORUM BY PROMPTLY RETURNING THE ENCLOSED PROXY. IF YOU ARE UNABLE TO BE PRESENT IN PERSON, PLEASE FILL IN, SIGN AND RETURN THE ENCLOSED PROXY IN ORDER THAT THE NECESSARY QUORUM BE REPRESENTED AT THE MEETING. THE ENCLOSED ENVELOPE REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES. AS DISCUSSED IN THE ENCLOSED PROXY STATEMENT, CERTAIN SHAREHOLDERS WILL BE ABLE TO VOTE TELEPHONICALLY BY TOUCHTONE TELEPHONE OR ELECTRONICALLY ON THE INTERNET BY FOLLOWING INSTRUCTIONS ON THEIR PROXY CARDS OR ON THE ENCLOSED VOTING INFORMATION CARD.

                          MORGAN STANLEY DEAN WITTER
                           DIVERSIFIED INCOME TRUST
               TWO WORLD TRADE CENTER, NEW YORK, NEW YORK 10048
                                (800) 869-NEWS

                         ACQUISITION OF THE ASSETS OF
              MORGAN STANLEY DEAN WITTER WORLD WIDE INCOME TRUST

                       BY AND IN EXCHANGE FOR SHARES OF
              MORGAN STANLEY DEAN WITTER DIVERSIFIED INCOME TRUST

     This Proxy Statement and Prospectus is being furnished to shareholders of Morgan Stanley Dean Witter World Wide Income Trust ("World Wide Income") in connection with an Agreement and Plan of Reorganization, dated October 26, 2000 (the "Reorganization Agreement"), pursuant to which substantially all the assets of World Wide Income will be combined with those of Morgan Stanley Dean Witter Diversified Income Trust ("Diversified Income") in exchange for shares of Diversified Income (the "Reorganization"). As a result of this transaction, shareholders of World Wide Income will become shareholders of Diversified Income and will receive shares of Diversified Income with a value equal to the value of their holdings in World Wide Income. The terms and conditions of this transaction are more fully described in this Proxy Statement and Prospectus and in the Reorganization Agreement between World Wide Income and Diversified Income, attached hereto as Exhibit A. The address of World Wide Income is that of Diversified Income set forth above. This Proxy Statement also constitutes a Prospectus of Diversified Income, which is dated January 8, 2001, filed by Diversified Income with the Securities and Exchange Commission (the "Commission") as part of its Registration Statement on Form N-14 (the "Registration Statement").

     Diversified Income is an open-end diversified management investment company whose primary investment objective is to seek a high level of current income. As a secondary objective, the fund seeks to maximize total return, but only to the extent consistent with its primary objective. The Fund normally invests at least 65% of its total assets in a diversified portfolio of fixed-income securities. The Investment Manager diversifies investments among the groups in an effort to reduce overall portfolio risk -- a general downturn in one group may be offset by a rise in another. The three groups of Fund investments include: (1) global securities; (2) mortgage-backed securities and U.S. Government securities; and (3) high yield securities.

     This Proxy Statement and Prospectus set forth concisely information about Diversified Income that shareholders of World Wide Income should know before voting on the Reorganization Agreement. A copy of the Prospectus for Diversified Income dated January 8, 2001, is attached as Exhibit B and incorporated herein by reference. Also enclosed and incorporated herein by reference is Diversified Income's Annual Report for the fiscal year ended October 31, 2000. A Statement of Additional Information relating to the Reorganization, described in this Proxy Statement and Prospectus (the "Additional Statement"), dated January 8, 2001, has been filed with the Commission and is also incorporated herein by reference. Also incorporated herein by reference are World Wide Income's Prospectus, dated January 8, 2001, and Annual Report for its fiscal year ended October 31, 2000. Such documents are available without charge by calling (800) 869-NEWS (TOLL FREE).

Investors are advised to read and retain this Proxy Statement and Prospectus for future reference.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED ON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

         THIS PROXY STATEMENT AND PROSPECTUS IS DATED JANUARY 8, 2001.

                               TABLE OF CONTENTS
                        PROXY STATEMENT AND PROSPECTUS




                                                                                              PAGE
                                                                                             -----
INTRODUCTION .............................................................................      1
  General ................................................................................      1
  Record Date; Share Information .........................................................      1
  Proxies ................................................................................      2
  Expenses of Solicitation ...............................................................      3
  Vote Required ..........................................................................      3
SYNOPSIS .................................................................................      4
  The Reorganization .....................................................................      4
  Fee Table ..............................................................................      4
  Tax Consequences of the Reorganization .................................................      8
  Comparison of World Wide Income and Diversified Income .................................      8
PRINCIPAL RISK FACTORS ...................................................................     11
THE REORGANIZATION .......................................................................     13
  The Proposal ...........................................................................     13
  The Board's Consideration ..............................................................     13
  The Reorganization Agreement ...........................................................     14
  Tax Aspects of the Reorganization ......................................................     16
  Description of Shares ..................................................................     17
  Capitalization Table (unaudited) .......................................................     18
  Appraisal Rights .......................................................................     18
COMPARISON OF INVESTMENT OBJECTIVES, POLICIES AND RESTRICTIONS ...........................     18
  Investment Objectives and Policies .....................................................     18
  Investment Restrictions ................................................................     19
ADDITIONAL INFORMATION ABOUT WORLD WIDE INCOME AND DIVERSIFIED
 INCOME ..................................................................................     20
  General ................................................................................     20
  Financial Information ..................................................................     20
  Management .............................................................................     20
  Description of Securities and Shareholder Inquiries ....................................     21
  Dividends, Distributions and Taxes .....................................................     21
  Purchases, Repurchases and Redemptions .................................................     21
MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE ..............................................     21
FINANCIAL STATEMENTS AND EXPERTS .........................................................     21
LEGAL MATTERS ............................................................................     21
AVAILABLE INFORMATION ....................................................................     21
OTHER BUSINESS ...........................................................................     22
Exhibit A - Agreement and Plan of Reorganization, dated October 26, 2000, by and between
 World Wide Income and Diversified Income ................................................    A-1
Exhibit B - Prospectus of Diversified Income dated January 8, 2001 .......................    B-1

                          MORGAN STANLEY DEAN WITTER
                            WORLD WIDE INCOME TRUST
                            TWO WORLD TRADE CENTER
                           NEW YORK, NEW YORK 10048
                                 (800) 869-NEWS

                             --------------------
                        PROXY STATEMENT AND PROSPECTUS
                             --------------------
                        SPECIAL MEETING OF SHAREHOLDERS
                           TO BE HELD MARCH 27, 2001


                                 INTRODUCTION


GENERAL

     This Proxy Statement and Prospectus is being furnished to the shareholders of Morgan Stanley Dean Witter World Wide Income Trust ("World Wide Income"), an open-end non-diversified management investment company, in connection with the solicitation by the Board of Trustees of World Wide Income (the "Board") of proxies to be used at the Special Meeting of Shareholders of World Wide Income to be held in the Career Development Room, 61st Floor, Two World Trade Center, New York, New York 10048 at 9:00 A.M., New York time, on March 27, 2001 and any adjournments thereof (the "Meeting"). It is expected that the mailing of this Proxy Statement and Prospectus will be made on or about January 30, 2001.

     At the Meeting, World Wide Income shareholders ("Shareholders") will consider and vote upon an Agreement and Plan of Reorganization, dated October 26, 2000 (the "Reorganization Agreement"), between World Wide Income and Morgan Stanley Dean Witter Diversified Income Trust ("Diversified Income") pursuant to which substantially all of the assets of World Wide Income will be combined with those of Diversified Income in exchange for shares of Diversified Income. As a result of this transaction, Shareholders will become shareholders of Diversified Income and will receive shares of Diversified Income equal to the value of their holdings in World Wide Income on the date of such transaction (the "Reorganization"). Pursuant to the Reorganization, each Shareholder will receive the class of shares of Diversified Income that corresponds to the class of shares of World Wide Income currently held by that Shareholder. Accordingly, as a result of the Reorganization, each Class A, Class B, Class C and Class D Shareholder of World Wide Income will receive Class A, Class B, Class C or Class D shares of Diversified Income, respectively. The shares to be issued by Diversified Income pursuant to the Reorganization (the "Diversified Income Shares") will be issued at net asset value without an initial sales charge. Further information relating to Diversified Income is set forth herein and in Diversified Income's current Prospectus, dated January 8, 2001 ("Diversified Income's Prospectus"), attached to this Proxy Statement and Prospectus and incorporated herein by reference.

     The information concerning World Wide Income contained herein has been supplied by World Wide Income and the information concerning Diversified Income contained herein has been supplied by Diversified Income.


RECORD DATE; SHARE INFORMATION

     The Board has fixed the close of business on December 20, 2000 as the record date (the "Record Date") for the determination of the Shareholders entitled to notice of, and to vote at, the Meeting. As of the Record

Date, there were 10,911,949.981 shares of World Wide Income issued and outstanding. Shareholders on the Record Date are entitled to one vote per share on each matter submitted to a vote at the Meeting. A majority of the outstanding shares entitled to vote, represented in person or by proxy, will constitute a quorum at the Meeting.

     The following persons were known to own of record or beneficially 5% or more of the outstanding shares of a Class of World Wide Income as of the Record
Date: Class A Shares: Morgan Stanley Dean Witter Trust FSB TTEE K & S, Harborside Financial Center, Plaza 2, 7th Floor, Jersey City, NJ 07311 - 8.816%. Class C Shares -- Janet D. Herterick, 6 Sheepmeadow Lane, Sandwich, MA 02563-2247 - 8.780%; Jennifer A. Katz Trustee, Jennifer A. Katz Trust dated 7/12/00, 100 Forest Ave., Rockville, MD 20850-1817 - 7.137%; Dean Witter
Reynolds CUST for Janice Janes IRA Standard dated 08/05/93, 205 N. Clay, Hinsdale, IL 60521-3210 - 6.468% and H. Franklin Miller DDS PL Pension Plan U/A DTD 04/29/81, 843 Mt. Moriah, Memphis, TN 38117-5704 - 5.668%. As of the Record Date, the trustees and officers of World Wide Income, as a group, owned less than 1% of the outstanding shares of World Wide Income.

     The following persons were known to own of record or beneficially 5% or more of the outstanding shares of a Class of Diversified Income as of the Record Date: Class A Shares - Dr. David Hirsch, 11215 Whisper Meadow, San Antonio, TX 78230-3547 - 10.075%. Class D Shares: Lorraine Burton Marran SUCC Trustee FBO Florence Eckel Burton REV TR dated 12-10-85, 505 Kubin Court, Califon, NJ 07830-4116 - 6.488% and Paul L. Lang, 8 Wild Laurel Lane, Hilton Head, SC 29926-2649 - 5.878%. As of the Record Date, the trustees and officers of Diversified Income, as a group, owned less than 1% of the outstanding shares of Diversified Income.


PROXIES

     The enclosed form of proxy, if properly executed and returned, will be voted in accordance with the choice specified thereon. The proxy will be voted in favor of the Reorganization Agreement unless a choice is indicated to vote against or to abstain from voting on the Reorganization Agreement. The Board knows of no business, other than that set forth in the Notice of Special Meeting of Shareholders, to be presented for consideration at the Meeting. However, the proxy confers discretionary authority upon the persons named therein to vote as they determine on other business, not currently contemplated, which may come before the Meeting. Abstentions and, if applicable, broker "non-votes" will not count as votes in favor of the Reorganization Agreement, and broker "non-votes" will not be deemed to be present at the meeting for purposes of determining whether the Reorganization Agreement has been approved. Broker "non-votes" are shares held in street name for which the broker indicates that instructions have not been received from the beneficial owners or other persons entitled to vote and for which the broker does not have discretionary voting authority. If a Shareholder executes and returns a proxy but fails to indicate how the votes should be cast, the proxy will be voted in favor of the Reorganization Agreement. The proxy may be revoked at any time prior to the voting thereof by: (i) delivering written notice of revocation to the Secretary of World Wide Income at Two World Trade Center, New York, New York 10048; (ii) attending the Meeting and voting in person; or (iii) completing and returning a new proxy (whether by mail or, as discussed below, by touchtone telephone or the Internet) (if returned and received in time to be voted). Attendance at the Meeting will not in and of itself revoke a proxy.

     In the event that the necessary quorum to transact business or the vote required to approve or reject the Reorganization Agreement is not obtained at the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of the holders of a majority of shares of World Wide Income present in person or by proxy at the Meeting. The persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor of the Reorganization Agreement and will vote against any such adjournment those proxies required to be voted against the Reorganization Agreement.


EXPENSES OF SOLICITATION


     All expenses of this solicitation, including the cost of preparing and mailing this Proxy Statement and Prospectus, will be borne by World Wide Income which expenses are expected to approximate $137,062. World Wide Income and Diversified Income will bear all of their respective other expenses associated with the Reorganization. In addition to the solicitation of proxies by mail, proxies may be solicited by officers of World Wide Income, and officers and regular employees of Morgan Stanley Dean Witter Advisors Inc. ("MSDW Advisors" or the "Investment Manager") and Morgan Stanley Dean Witter Trust FSB ("MSDW Trust"), an affiliate of MSDW Advisors, personally or by mail, telephone, telegraph or otherwise, without compensation therefor. Brokerage houses, banks and other fiduciaries may be requested to forward soliciting material to the beneficial owners of shares and to obtain authorization for the execution of proxies.


     Shareholders whose shares are registered with MSDW Trust will be able to vote their shares by touchtone telephone or by Internet by following the instructions on the proxy card or on the Voting Information Card accompanying this Proxy Statement. To vote by touchtone telephone, Shareholders can call the toll-free number 1-800-690-6903. To vote by Internet, Shareholders can access the websites www.msdwt.com or www.proxyvote.com. Telephonic and Internet voting with MSDW Trust presently are not available to Shareholders whose shares are held in street name.


     In certain instances, MSDW Trust, an affiliate of MSDW Advisors, may call Shareholders to ask if they would be willing to have their votes recorded by telephone. The telephone voting procedure is designed to authenticate Shareholders' identities, to allow Shareholders to authorize the voting of their shares in accordance with their instructions and to confirm that their instructions have been recorded properly. No recommendation will be made as to how a Shareholder should vote on the Reorganization Agreement other than to refer to the recommendation of the Board. World Wide Income has been advised by counsel that these procedures are consistent with the requirements of applicable law. Shareholders voting by telephone in this manner will be asked for their social security number or other identifying information and will be given an opportunity to authorize proxies to vote their shares in accordance with their instructions. To ensure that the Shareholders' instructions have been recorded correctly, they will receive a confirmation of their instructions in the mail. A special toll-free number set forth in the confirmation will be available in case the information contained in the confirmation is incorrect. Although a Shareholder's vote may be taken by telephone, each Shareholder will receive a copy of this Proxy Statement and Prospectus and may vote by mail using the enclosed proxy card or by touchtone telephone or the Internet as set forth above. The last proxy vote received in time to be voted, whether by proxy card, touchtone telephone or Internet, will be the vote that is counted and will revoke all previous votes by the Shareholder.


VOTE REQUIRED


     Approval of the Reorganization Agreement by the Shareholders requires the affirmative vote of a majority (i.e., more than 50%) of the shares of World Wide Income represented in person or by proxy and entitled to vote at the Meeting, provided a quorum is present at the Meeting. If the Reorganization Agreement is not approved by Shareholders, World Wide Income will continue in existence and the Board will consider alternative actions.

                                   SYNOPSIS


     The following is a synopsis of certain information contained in or incorporated by reference in this Proxy Statement and Prospectus. This synopsis is only a summary and is qualified in its entirety by the more detailed information contained or incorporated by reference in this Proxy Statement and Prospectus and the Reorganization Agreement. Shareholders should carefully review this Proxy Statement and Prospectus and Reorganization Agreement in their entirety and, in particular, Diversified Income's Prospectus, which is attached to this Proxy Statement and incorporated herein by reference.


THE REORGANIZATION


     The Reorganization Agreement provides for the transfer of substantially all the assets of World Wide Income, subject to stated liabilities, to Diversified Income in exchange for the Diversified Income Shares. The aggregate net asset value of the Diversified Income Shares issued in the exchange will equal the aggregate value of the net assets of World Wide Income received by Diversified Income. On or after the closing date scheduled for the Reorganization (the "Closing Date"), World Wide Income will distribute the Diversified Income Shares received by World Wide Income to Shareholders as of the Valuation Date (as defined below under "The Reorganization Agreement") in complete liquidation of World Wide Income and World Wide Income will thereafter be dissolved and deregistered under the Investment Company Act of 1940, as amended (the "1940 Act"). As a result of the Reorganization, each Shareholder will receive that number of full and fractional Diversified Income Shares equal in value to such Shareholder's pro rata interest in the net assets of World Wide Income transferred to Diversified Income. Pursuant to the Reorganization, each Shareholder will receive the class of shares of Diversified Income that corresponds to the class of shares of World Wide Income currently held by that Shareholder. Accordingly, as a result of the Reorganization, each Class A, Class B, Class C and Class D Shareholder of World Wide Income will become a holder of Class A, Class B, Class C or Class D shares of Diversified Income, respectively. Shareholders holding their shares of World Wide Income in certificate form will be asked to surrender their certificates in connection with the Reorganization. Shareholders who do not surrender their certificates prior to the Closing Date will still receive their shares of Diversified Income; however, such Shareholders will not be able to redeem, transfer or exchange the Diversified Income Shares received until the old certificates have been surrendered. The Board has determined that the interests of Shareholders will not be diluted as a result of the Reorganization.


     FOR THE REASONS SET FORTH BELOW UNDER "THE REORGANIZATION -- THE BOARD'S CONSIDERATION," THE BOARD, INCLUDING THE TRUSTEES WHO ARE NOT "INTERESTED PERSONS" OF WORLD WIDE INCOME ("INDEPENDENT TRUSTEES"), AS THAT TERM IS DEFINED IN THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED (THE "1940 ACT"), HAS CONCLUDED THAT THE REORGANIZATION IS IN THE BEST INTERESTS OF WORLD WIDE INCOME AND ITS SHAREHOLDERS AND RECOMMENDS APPROVAL OF THE REORGANIZATION AGREEMENT.


FEE TABLE


     The following table briefly describes the fees and expenses that a shareholder of World Wide Income and Diversified Income may pay if they buy and hold shares of each respective fund. These expenses are deducted from each respective fund's assets and are based on expenses paid by World Wide Income for its fiscal year ended October 31, 2000, and by Diversified Income for its fiscal year ended October 31, 2000. World Wide Income and Diversified Income each pay expenses for management of their assets, distribution of their shares and other services, and those expenses are reflected in the net asset value per share of each fund. The table also sets forth pro forma fees for the surviving combined fund (Diversified Income) reflecting what the fee schedule would have been on October 31, 2000, if the Reorganization had been consummated twelve
(12) months prior to that date.

Shareholder Fees


                                                               WORLD                                PRO FORMA
                                                                WIDE          DIVERSIFIED            COMBINED
                                                               INCOME            INCOME        (DIVERSIFIED INCOME)
                                                          ---------------   ---------------   ---------------------
MAXIMUM SALES CHARGE (LOAD) IMPOSED ON PURCHASES
 (AS A PERCENTAGE OF OFFERING PRICE)
Class A ...............................................       4.25%(1)          4.25%(1)             4.25%(1)
Class B ...............................................       none              none                 none
Class C ...............................................       none              none                 none
Class D ...............................................       none              none                 none
MAXIMUM SALES CHARGE (LOAD) IMPOSED ON REINVESTED
 DIVIDENDS
Class A ...............................................       none              none                 none
Class B ...............................................       none              none                 none
Class C ...............................................       none              none                 none
Class D ...............................................       none              none                 none
MAXIMUM CONTINGENT DEFERRED SALES CHARGE (LOAD) (AS A
 PERCENTAGE OF THE LESSER OF ORIGINAL PURCHASE PRICE OR
 REDEMPTION PROCEEDS)
Class A ...............................................       none (2)          none (2)             none (2)
Class B ...............................................       5.00%(3)          5.00%(3)             5.00%(3)
Class C ...............................................       1.00%(4)          1.00%(4)             1.00%(4)
Class D ...............................................       none              none                 none
REDEMPTION FEES
Class A ...............................................       none              none                 none
Class B ...............................................       none              none                 none
Class C ...............................................       none              none                 none
Class D ...............................................       none              none                 none
EXCHANGE FEE
Class A ...............................................       none              none                 none
Class B ...............................................       none              none                 none
Class C ...............................................       none              none                 none
Class D ...............................................       none              none                 none

Annual Fund Operating Expenses (expenses that are deducted from fund assets)




                                           WORLD                            PRO FORMA
                                            WIDE       DIVERSIFIED           COMBINED
                                           INCOME         INCOME       (DIVERSIFIED INCOME)
                                        -----------   -------------   ---------------------
MANAGEMENT FEES(5)
Class A .............................   0.75 %        0.40 %                 0.40 %
Class B .............................   0.75 %        0.40 %                 0.40 %
Class C .............................   0.75 %        0.40 %                 0.40 %
Class D .............................   0.75 %        0.40 %                 0.40 %
DISTRIBUTION AND SERVICE (12B-1) FEES
Class A .............................   0.20 %        0.20 %                 0.20 %
Class B .............................   0.85 %        0.85 %                 0.85 %
Class C .............................   0.85 %        0.85 %                 0.85 %
Class D .............................   none           none                   none

                                          WORLD                           PRO FORMA
                                          WIDE       DIVERSIFIED           COMBINED
                                         INCOME         INCOME       (DIVERSIFIED INCOME)
                                       ----------   -------------   ---------------------
OTHER EXPENSES (6)
Class A ............................       0.46%         0.13%               0.14%
Class B ............................       0.46%         0.13%               0.14%
Class C ............................       0.46%         0.13%               0.14%
Class D ............................       0.46%         0.13%               0.14%
TOTAL ANNUAL FUND OPERATING EXPENSES
Class A ............................       1.41%         0.73%               0.74%
Class B ............................       2.06%         1.38%               1.39%
Class C ............................       2.06%         1.38%               1.39%
Class D ............................       1.21%         0.53%               0.54%

----------
(1) Reduced for purchases of $25,000 and over (see "Share Class Arrangements -- Class A Shares" in each fund's Prospectus).

(2) Investments that are not subject to any sales charge at the time of purchase are subject to a Contingent Deferred Sales Charge ("CDSC") of 1.00% that will be imposed on redemptions made within one year after purchase, except for certain specific circumstances (see "Purchases, Exchanges and Redemptions" below and "Share Class Arrangements -- Class A Shares" in each fund's Prospectus).

(3) The CDSC is scaled down to 1.00% during the sixth year, reaching zero thereafter.

(4) Only applicable to redemptions made within one year after purchase (see "Purchases, Exchanges and Redemptions" below and "Share Class Arrangements -- Class C Shares" in each fund's Prospectus).

(5) The combined pro forma rate reflects the current aggregate fee payable by Diversified Income for management and advisory services, effective as of October 31, 2000.

(6) The Investment Manager has agreed to reimburse or waive $90,000 in expenses of the Combined Fund for the first year of combined operations.


EXAMPLE


     To attempt to show the effect of these expenses on an investment over time, the hypotheticals shown below have been created. The Example assumes that an investor invests $10,000 in either World Wide Income or Diversified Income or the new combined fund (Diversified Income), that the investment has a 5% return each year and that the operating expenses for each fund remain the same (as set forth in the chart above). Although a shareholder's actual costs may be higher or lower, the tables below show a shareholder's costs at the end of each period based on these assumptions depending upon whether or not a shareholder sold his shares at the end of each period.

     If a Shareholder SOLD His Shares:




                      1 YEAR     3 YEARS     5 YEARS     10 YEARS
                     --------   ---------   ---------   ---------
World Wide Income
 Class A .........     $562        $852      $1,163      $2,044
 Class B .........      709         946       1,308       2,390
 Class C .........      309         646       1,108       2,390
 Class D .........      123         384         665       1,466
Diversified Income
 Class A .........      496         648         814       1,293
 Class B .........      640         737         955       1,657
 Class C .........      240         437         755       1,657
 Class D .........       54         170         296         665
Pro Forma Combined
 Class A .........      497         651         819       1,304
 Class B .........      642         740         961       1,669
 Class C .........      242         440         761       1,669
 Class D .........       55         173         302         677

     If a Shareholder HELD His Shares:



                      1 YEAR     3 YEARS     5 YEARS     10 YEARS
                     --------   ---------   ---------   ---------
World Wide Income
 Class A .........     $562        $852      $1,163      $2,044
 Class B .........      209         646       1,108       2,390
 Class C .........      209         646       1,108       2,390
 Class D .........      123         384         665       1,466
Diversified Income
 Class A .........      496         648         814       1,293
 Class B .........      140         437         755       1,657
 Class C .........      140         437         755       1,657
 Class D .........       54         170         296         665
Pro Forma Combined
 Class A .........      497         651         819       1,304
 Class B .........      142         440         761       1,669
 Class C .........      142         440         761       1,669
 Class D .........       55         173         302         677

     LONG-TERM SHAREHOLDERS OF CLASS B AND CLASS C SHARES OF WORLD WIDE INCOME AND DIVERSIFIED INCOME MAY PAY MORE IN SALES CHARGES INCLUDING DISTRIBUTION FEES THAN THE ECONOMIC EQUIVALENT OF THE MAXIMUM FRONT-END SALES CHARGES PERMITTED BY THE NASD.


     The purpose of the foregoing fee table is to assist the investor or shareholder in understanding the various costs and expenses that an investor or shareholder in the fund will bear directly or indirectly. For a more complete description of these costs and expenses, see "Comparison of World Wide Income and Diversified Income -- Investment Management and Distribution Plan Fees, Other Significant Fees, and Purchases, Exchanges and Redemptions" below.

TAX CONSEQUENCES OF THE REORGANIZATION

     As a condition to the Reorganization, World Wide Income will receive an opinion of Mayer, Brown & Platt to the effect that the Reorganization will constitute a tax-free reorganization for federal income tax purposes, and that no gain or loss will be recognized by World Wide Income or the shareholders of World Wide Income for federal income tax purposes as a result of the transactions included in the Reorganization. For further information about the tax consequences of the Reorganization, see "The Reorganization -- Tax Aspects of the Reorganization" below.


COMPARISON OF WORLD WIDE INCOME AND DIVERSIFIED INCOME

     INVESTMENT OBJECTIVES AND POLICIES. The primary investment objective of World Wide Income is to provide a high level of current income. As a secondary objective, the fund seeks appreciation in the value of its assets. The primary investment objective of Diversified Income is to seek a high level of current income. As a secondary objective, the fund seeks to maximize total return but only to the extent consistent with its primary investment objective.

     World Wide Income seeks to achieve its investment objective by normally investing at least 65% of its total assets in a portfolio of global fixed-income securities. The securities may be issued or guaranteed by the U.S. Government, its agencies or instrumentalities, or investment grade securities issued by U.S. corporations, foreign governments or foreign corporations, or by organizations designated or supported by a government or government entity, such as the European Economic Community and the World Bank. Diversified Income seeks to achieve its investment objective by normally investing at least 65% of its total assets in a diversified portfolio of fixed income securities. Morgan Stanley Dean Witter Advisors Inc., Diversified Income's "Investment Manager," attempts to equally allocate approximately one-third of the of the fund's assets among three separate groups or market segments of fixed income securities: global securities, mortgage-backed and U.S. Government securities, and high yield securities. Morgan Stanley Dean Witter Advisors Inc., World Wide Income's "Investment Manager," actively allocates assets of the fund among various geographical regions, nations, currencies, corporations, and governmental entities in an attempt to optimize income and, if possible, capital appreciation. World Wide Income may also invest in zero coupon securities, forward currency contracts, options and futures, mortgaged-backed securities, convertible securities and warrants. Diversified Income's global securities group of investments include fixed-income securities issued by the U.S. Government, its agencies or instrumentalities, or fixed-income securities issued by or guaranteed by a foreign government or supranational organization or any of their instrumentalities or fixed-income securities issued by a corporation, all of which are rated BBB or above by Standard & Poor's ("S&P") or Baa or above by Moody's Investors Service ("Moody's") or if unrated, are determined by the Investment Manager to be of equivalent quality. The global group of investments also includes certificates of deposit and banker's acceptances issued or guaranteed by, or time deposits maintained at banks and rated within the two highest rating categories by S&P, Moody's or Duff & Phelps or if unrated, are determined by the Investment Manager to be of equivalent quality and commercial paper rated within the two highest rating categories by S&P, Moody's or Duff & Phelps or, if unrated, issued by U.S. or foreign companies having outstanding debt securities rated A or higher by S&P or Moody's. Diversified Income's mortgage-backed securities and U.S. Government securities group will invest in fixed-rate and adjustable rate mortgaged-backed securities that are issued or guaranteed by the U.S. Government, its agencies or instrumentalities or by private issuers that are rated in the highest bond rating category by S&P or Moody's, or if not rated, are determined to be of comparable quality by the Investment Manager. The mortgage-backed and U.S. Government securities group may also invest in U.S. Treasury securities and U.S. Government agency securities. Diversified Income's high yield securities group of investments may include high yield, high risk fixed-income securities rated Baa or lower by Moody's or BBB or lower by S&P or if not rated, are determined to be of comparable quality by the Investment Manager.

Fixed-income securities rated Ba or lower by Moody's or BB or lower by S&P are considered speculative investments, commonly known as "junk bonds." The securities in the high yield group may include convertible and non-convertible debt and Rule 144A securities. The processes by which each fund selects common stocks and other investments may differ and are more fully described under "Comparison of Investment Objectives, Policies and Restrictions" below.

     The principal differences between the funds' investment policies, as well as certain similarities, are more fully described under "Comparison of Investment Objectives, Policies and Restrictions" below.

     The investment policies of both World Wide Income and Diversified Income are not fundamental and may be changed by their respective Boards of Trustees.

     INVESTMENT MANAGEMENT AND DISTRIBUTION PLAN FEES. World Wide Income and Diversified Income obtain management services from MSDW Advisors. World Wide Income pays MSDW Advisors monthly compensation calculated daily at an annual rate of 0.75% of the fund's average daily net assets. With respect to Diversified Income, the fund pays MSDW Advisors monthly compensation calculated daily by applying the annual rate of 0.40% to the fund's average daily net assets. Each class of both funds' shares is subject to the same management fee rates applicable to the respective fund.

     Both World Wide Income and Diversified Income have adopted similar distribution plans ("Plans") pursuant to Rule 12b-1 under the 1940 Act. In the case of Class A and Class C shares, each fund's Plan provides that the fund will reimburse the Distributor and others for the expenses of certain activities and services incurred by them in connection with the distribution of the Class A and Class C Shares of the fund. Reimbursement for these expenses is made in monthly payments by each fund to the Distributor which will in no event exceed amounts equal to payments at the annual rates of 0.25% and 0.85% of the average daily net assets of Class A and Class C shares, respectively. In the case of Class B shares, each fund's Plan provides that the fund will pay the Distributor a fee, which is accrued daily and paid monthly, at the annual rate of 0.85% of the lesser of (a) the average daily aggregate gross sales of the fund's Class B shares since the inception of the fund (not including reinvestment of dividends or capital gains distributions), less the average daily aggregate net asset value of the fund's Class B shares redeemed since the fund's inception upon which a contingent deferred sales charge ("CDSC") has been imposed or upon which such charge has been waived; or (b) the average daily net assets of Class B shares. The 12b-1 fee is paid for the services provided and the expenses borne by the Distributor and others in connection with the distribution of each fund's Class B shares. There are no 12b-1 fees applicable to each fund's Class D shares. For further information relating to the 12b-1 fees applicable to each class of Diversified Income's shares, see the section entitled "Share Class Arrangements" in Diversified Income's Prospectus, attached hereto. The Distributor also receives the proceeds of any contingent deferred sales charge ("CDSC") paid by the funds' shareholders at the time of redemption. The CDSC schedules applicable to each of World Wide Income and Diversified Income are set forth below under "Purchases, Exchanges and Redemptions."


     OTHER SIGNIFICANT FEES. Both World Wide Income and Diversified Income pay additional fees in connection with their operations, including legal, auditing, transfer agent, trustees fees and custodial fees. See "Synopsis -- Fee Table" above for the percentage of average net assets represented by such "Other Expenses."

     PURCHASES, EXCHANGES AND REDEMPTIONS. Class A shares of each fund are sold at net asset value plus an initial sales charge of up to 4.25%. The initial sales charge is reduced for certain purchases. Investments of $1 million or more (and investment by certain other limited categories of investors) are not subject to any sales charges at the time of purchase, but are subject to a CDSC of 1.0% on redemptions made within one year after purchase (except for certain specific circumstances fully described in each fund's Prospectus).

     Class B shares of each fund are offered at net asset value with no initial sales charge, but are subject to the same CDSC schedule set forth below:




                                         CLASS B SHARES OF WORLD WIDE INCOME AND
   YEAR SINCE PURCHASE PAYMENT MADE                DIVERSIFIED INCOME
-------------------------------------   ----------------------------------------
     First ..........................                   5.0%
     Second .........................                   4.0%
     Third ..........................                   3.0%
     Fourth .........................                   2.0%
     Fifth ..........................                   2.0%
     Sixth ..........................                   1.0%
     Seventh and thereafter .........                   none

     Class C shares of each fund are sold at net asset value with no initial sales charge, but are subject to a CDSC of 1.0% on redemptions made within one year after purchase. The CDSC may be waived for certain redemptions (which are fully described under the section "Share Class Arrangements" in each fund's Prospectus).

     Class D shares of each fund are available only to limited categories of investors and are sold at net asset value with no initial sales charge or CDSC.


     The CDSC charge is paid to the Distributor. Shares of Diversified Income and World Wide Income are distributed by the Distributor and offered by Dean Witter Reynolds Inc. and other dealers who have entered into selected dealer agreements with the Distributor. For further information relating to the CDSC schedules applicable to each of the classes of shares of World Wide Income and Diversified Income, see the section entitled "Share Class Arrangements" in each fund's prospectus.

     Shares of each class of World Wide Income and Diversified Income may be exchanged for shares of the same class of any other Morgan Stanley Dean Witter Fund that offers its shares in more than one class, without the imposition of an exchange fee. Additionally, shares of each class of World Wide Income and Diversified Income may be exchanged for shares of Morgan Stanley Dean Witter Short-Term U.S. Treasury Trust, Morgan Stanley Dean Witter North American Government Income Trust, Morgan Stanley Dean Witter Limited Term Municipal Trust, Morgan Stanley Dean Witter Short-Term Bond Fund and the five Morgan Stanley Dean Witter Funds that are money market funds (the foregoing nine funds are collectively referred to as the "Exchange Funds"), without the imposition of an exchange fee. Class A shares of World Wide Income and Diversified Income may also be exchanged for shares of Morgan Stanley Dean Witter Hawaii Municipal Trust. Upon consummation of the Reorganization, the foregoing exchange privileges will still be applicable to shareholders of the combined fund (Diversified Income).

     Diversified Income shares distributed to shareholders as a result of the Reorganization will not be subject to an initial sales charge.

     With respect to both funds, no CDSC is imposed at the time of any exchange, although any applicable CDSC will be imposed upon ultimate redemption. For purposes of calculating the holding period in determining any applicable CDSC upon redemption of shares received as a result of the Reorganization, any period during which the shareholder held shares of a fund that charged a CDSC (e.g., World Wide Income) will be counted. During the period of time a Diversified Income or World Wide Income shareholder remains in an Exchange Fund, the holding period (for purposes of determining the CDSC rate) is frozen. Both World Wide Income and Diversified Income provide telephone exchange privileges to their shareholders. For greater details relating to exchange privileges applicable to Diversified Income, see the section entitled "How to Exchange Shares" in Diversified Income's Prospectus.

     Shareholders of World Wide Income and Diversified Income may redeem their shares for cash at any time at the net asset value per share next determined; however, such redemption proceeds may be reduced by the amount of any applicable CDSC. Both World Wide Income and Diversified Income offer a reinstatement privilege whereby a shareholder who has not previously exercised such privilege whose shares have been redeemed or repurchased may, within thirty-five days after the date of redemption or repurchase, reinstate any portion or all of the proceeds thereof in shares of the same class from which such shares were redeemed or repurchased and receive a pro rata credit for any CDSC paid in connection with such redemption or repurchase. World Wide Income and Diversified Income may redeem involuntarily, at net asset value, most accounts valued at less than $100.

     DIVIDENDS. Each fund declares dividends separately for each of its classes. World Wide Income and Diversified Income each pay dividends from net investment income monthly. Both funds distribute net capital gains, if any, at least annually. Each fund, however, may determine either to distribute or to retain all or part of any net long-term capital gains in any year for reinvestment. With respect to each fund, dividends and capital gains distributions are automatically reinvested in additional shares of the same class of shares of the fund at net asset value unless the shareholder elects to receive cash.

                            PRINCIPAL RISK FACTORS

     The share price or net asset value of Diversified Income and World Wide Income will fluctuate with changes in the market value of their respective portfolio securities. The market value of the funds' portfolio securities will increase or decrease due to a variety of economic, market and political factors, including movements in interest rates, which cannot be predicted.

     Both funds invest in fixed-income securities. Fixed-income securities are subject to two types of risks: credit risk and interest rate risk. Credit risk refers to the possibility that an issuer of a security will be unable to make payments and/or repay the principal on its debt. Interest rate risk refers to fluctuations in the value of a fixed-income security resulting from changes in the general level of interest rates. When the general level of interest rates goes up, the price of most fixed-income securities goes down. When the general level of interest rates goes down, the price of most fixed-income securities goes up.

     Both funds may invest in foreign securities. With respect to World Wide Income, the Fund normally invests at least 65% of its total assets in a portfolio of global fixed-income securities. With respect to Diversified Income, the Fund's global securities group, which constitutes approximately one-third of the Fund's assets, will invest in global fixed-income securities. Investments in foreign securities (including depository receipts) involve risks in addition to the risks associated with domestic securities. One additional risk is currency risk. While the price of fund shares is quoted in U.S. dollars, the fund generally converts U.S. dollars to a foreign market's local currency to purchase a security in that market. If the value of that local currency falls relative to the U.S. dollar, the U.S. dollar value of the foreign security will decrease. This is true even if the foreign security's local price remains unchanged. Foreign securities also have risks related to economic and political developments abroad, including expropriations, confiscatory taxation, exchange control regulation, limitations on the use or transfer of fund assets and any effects of foreign social, economic or political instability. Foreign companies, in general, are not subject to the regulatory requirements of U.S. companies and, as such, there may be less publicly available information about these companies. Moreover, foreign accounting, auditing and financial reporting standards generally are different from those applicable to U.S. companies. Finally, in the event of a default of any foreign debt obligations, it may be more difficult for the fund to obtain or enforce a judgment against the issuers of the securities. Securities of foreign issuers may be less liquid than comparable securities of U.S. issuers and, as such, their price changes may be more volatile. Furthermore, foreign exchanges and broker-dealers are generally subject to less government and exchange scrutiny and regulation than their U.S. counterparts.

     Each fund may also invest in mortgage-backed securities. With respect to Diversified Income, the fund's mortgage-backed securities and U.S. Government securities group, which constitutes approximately one-third of the fund's portfolio, may include fixed-rate or adjustable-rate mortgaged-backed securities that are issued or guaranteed by the U.S. Government, its agencies or instrumentalities or by private issuers that are rated in the highest bond rating category by Moody's or S&P, or if not rated, are determined to be of comparable quality by the Investment Manager. World Wide Income may invest up to 35% of its assets, without any credit quality limitations, which may include "junk bonds", in U.S. and foreign mortgage-backed securities, including mortgage pass-through securities. Mortgage-backed securities have different risk characteristics than traditional debt securities. Although generally the value of fixed-income securities increases during periods of falling interest rates and decreases during periods of rising interest rates, this is not always the case with mortgage-backed securities. This is due to the fact that principal on underlying mortgages may be prepaid at any time as well as other factors. Generally, prepayments will increase during a period of falling interest rates and decrease during a period of rising interest rates. The rate of prepayments also may be influenced by economic and other factors. Prepayment risk includes the possibility that, as interest rates fall, securities with stated interest rates may have the principal prepaid earlier than expected, requiring the fund to invest the proceeds at generally lower interest rates. Investments in mortgage-backed securities are made based upon, among other things, expectations regarding the rate of prepayments on underlying mortgage pools. Rates of prepayment, faster or slower than expected by the Investment Manager, could reduce the fund's yield, increase the volatility of the fund and/or cause a decline in net asset value. Certain mortgage-backed securities may be more volatile and less liquid than other traditional types of debt securities. The markets for foreign mortgage-backed securities may not be as well developed as U.S. markets. Those markets may be less liquid than the U.S. market and the prices for foreign mortgage-backed securities may be more volatile than U.S. mortgage-backed securities.

     Each fund may participate in forward currency contracts, which involves risks. If the Investment Manager of a fund employs a strategy that does not correlate well with the fund's investments or the currencies in which the investments are denominated, currency contracts could result in a loss. The contracts may also increase the fund's volatility and may involve a significant risk.

     Each fund may invest in options and futures, which involves additional risks. World Wide Income may invest in put and call options and futures with respect to interest rate indexes, and options on foreign currencies. Diversified Income may invest in put and call options with respect to foreign currencies and futures on interest rate indexes. With respect to each fund, the Investment Manager's predictions of movements in the direction of the bond, currency or interest rates markets may be inaccurate, and have adverse consequences to the fund (e.g. a reduction in the fund's net asset value or a reduction in the amount of income available for distribution) may leave the fund in worse position than if these strategies were not used. Other risks inherent in the use of options and futures include, for example, the possible imperfect correlation between the price of options and futures contracts and movements in the prices of securities being hedged, and the possible absence of a liquid secondary market for any particular instrument. Certain options may be over-the-counter options, which are negotiated with dealers: there is no secondary market for these instruments.

     Each fund may invest in convertible stocks and warrants, which may carry risks associated with both common stock and fixed-income securities. Diversified Income may also invest in common stock, the value of which generally fluctuates in response to activities specific to the company as well as to general market, economic and political conditions.

     Diversified Income will invest approximately one-third of its assets in high yield, high risk, securities, and World Wide Income may not invest in high yield, high risk, securities. High yield, high risk, securities are commonly known as "junk bonds" and pose significant risks. The prices of high yield securities are likely to be more sensitive to adverse economic changes or individual corporate developments than higher rated securities. During an economic downturn or substantial period of rising interest rates, junk bond issuers and, in particular, highly leveraged issuers may experience financial stress that would adversely affect their ability to service their principal and interest payment obligations, to meet their projected business goals or to obtain additional financing. In the event of a default, the Fund may incur additional expenses to seek recovery. The Rule 144A securities could have the effect of increasing the level of Fund illiquidity to the extent the Fund may be unable to find qualified institutional buyers interested in purchasing the securities. In addition, periods of economic uncertainty and change probably would result in an increased volatility of market prices of high yield securities and a corresponding volatility in the Fund's net asset value.

     Diversified Income is classified as a diversified mutual fund, whereas World Wide Income is classified as a non-diversified mutual fund. As a non-diversified mutual fund, World Wide Income's investments are not required to meet certain diversification requirements under federal law. Compared with "diversified" funds, World Wide Income may invest a greater percentage of its assets in the securities of an individual corporation or governmental entity. Thus, World Wide Income's assets may be concentrated in fewer securities than other funds. A decline in the value of those investments would cause World Wide Income's overall value to decline to a greater degree.

     The foregoing discussion is a summary of the principal risk factors. For a more complete discussion of the risks of each fund, see "Principal Risks" and "Additional Risk Information" in the Prospectus of World Wide Income and in Diversified Income's Prospectus attached hereto and incorporated herein by reference.


                              THE REORGANIZATION


THE PROPOSAL

     The Board of Trustees of World Wide Income, including the Independent Trustees, having reviewed the financial position of World Wide Income and the prospects for achieving economies of scale through the Reorganization and having determined that the Reorganization is in the best interests of World Wide Income and its Shareholders and that the interests of Shareholders will not be diluted as a result thereof, recommends approval of the Reorganization by Shareholders of World Wide Income.


THE BOARD'S CONSIDERATION

     At a meeting held on October 26, 2000, the Board, including the Independent Trustees, unanimously approved the Reorganization Agreement and determined to recommend that Shareholders approve the Reorganization Agreement. In reaching this decision, the Board made an extensive inquiry into a number of factors, particularly the comparative expenses currently incurred in the operations of World Wide Income and Diversified Income. The Board also considered other factors, including, but not limited to: the general compatibility of the investment objectives, policies and restrictions of World Wide Income and Diversified Income; the terms and conditions of the Reorganization which would affect the price of shares to be issued in the Reorganization; the tax-free nature of the Reorganization; and any direct or indirect costs to be incurred by World Wide Income and Diversified Income in connection with the Reorganization.

     In recommending the Reorganization to Shareholders, the Board of World Wide Income considered that the Reorganization would have the following benefits to Shareholders:

     1. Once the Reorganization is consummated, the expenses which would be borne by shareholders of each class of the "combined fund" (Diversified Income) will be appreciably lower on a percentage basis than the expenses per share of each corresponding class of World Wide Income. This is primarily attributable to the fact that the investment management fee rate paid by Diversified Income for its last fiscal year (0.40%) is substantially lower than the investment management fee rate paid by World Wide Income for its last fiscal year (0.75%). The Board also noted that Diversified Income's "Other Expenses" for its last fiscal year (0.13%) were significantly lower than World Wide Income's "Other Expenses" for its last fiscal year (0.46%). Furthermore, to the extent that the Reorganization would result in Shareholders becoming shareholders of a combined larger fund, further economies of scale could be achieved since various fixed expenses (e.g., auditing and legal) can be spread over a larger number of shares. The Board noted that the expense ratio for each class of World Wide Income was significantly higher (for its fiscal year ended October 31, 2000) than the expense ratio for each corresponding class of Diversified Income (for its fiscal year ended October 31, 2000).

     2. Shareholders would have continued participation in a fund whose primary objective is to provide a high level of income. The Board recognized, however, that Diversified Income has a smaller portion of its assets invested in global fixed-income securities than World Wide Income. Nevertheless, the Board also noted that the portfolios are sufficiently compatible that World Wide Income would not need to sell a material amount of its holdings to accommodate the Reorganization.

     3. The Reorganization is intended to qualify as a tax-free reorganization for Federal income tax purposes, pursuant to which no gain or loss will be recognized by World Wide Income or its Shareholders for Federal income tax purposes as a result of transactions included in the Reorganization.

     The Board of Trustees of Diversified Income, including a majority of the Independent Trustees of Diversified Income, also have determined that the Reorganization is in the best interests of Diversified Income and its shareholders and that the interests of existing shareholders of Diversified Income will not be diluted as a result thereof. The transaction will enable Diversified Income to acquire investment securities which are consistent with Diversified Income's investment objectives, without the brokerage costs attendant to the purchase of such securities in the market. Finally, the Board considered that even if the benefits enumerated above are not realized, the costs to the Fund are sufficiently minor to warrant taking the opportunity to realize those benefits.


THE REORGANIZATION AGREEMENT

     The terms and conditions under which the Reorganization would be consummated, as summarized below, are set forth in the Reorganization Agreement. This summary is qualified in its entirety by reference to the Reorganization Agreement, a copy of which is attached as Exhibit A to this Proxy Statement and Prospectus.

     The Reorganization Agreement provides that (i) World Wide Income will transfer all of its assets, including portfolio securities, cash (other than cash amounts retained by World Wide Income as a "Cash Reserve" in the amount sufficient to discharge its liabilities not discharged prior to the Valuation Date (as defined below) and for expenses of the dissolution), cash equivalents and receivables to Diversified Income on the Closing Date in exchange for the assumption by Diversified Income of stated liabilities of World Wide Income, including all expenses, costs, charges and reserves, as reflected on an unaudited statement of assets and liabilities of World Wide Income prepared by the Treasurer of World Wide Income as of the Valuation Date (as defined below) in accordance with generally accepted accounting principles consistently applied from the prior audited period, and the delivery of the Diversified Income Shares; (ii) such Diversified Income Shares would be distributed to Shareholders on the Closing Date or as soon as practicable thereafter; (iii) World Wide Income would be dissolved; and (iv) the outstanding shares of World Wide Income would be canceled.

     The number of Diversified Income Shares to be delivered to World Wide Income will be determined by dividing the aggregate net asset value of each class of shares of World Wide Income acquired by Diversified Income by the net asset value per share of the corresponding class of shares of Diversified Income; these values will be calculated as of the close of business of the New York Stock Exchange on the third business day following the receipt of the requisite approval by Shareholders of the Reorganization Agreement or at such other time as World Wide Income and Diversified Income may agree (the "Valuation Date"). As an illustration, assume that on the Valuation Date, Class B shares of World Wide Income had an aggregate net asset value (not including any Cash Reserve of World Wide Income) of $100,000. If the net asset value per Class B share of Diversified Income were $10 per share at the close of business on the Valuation Date, the number of Class B shares of Diversified Income to be issued would be 10,000 ($100,000 (divided by) $10). These 10,000 Class B shares of Diversified Income would be distributed to the former Class B shareholders of World Wide Income. This example is given for illustration purposes only and does not bear any relationship to the dollar amounts or shares expected to be involved in the Reorganization.

     On the Closing Date or as soon as practicable thereafter, World Wide Income will distribute pro rata to its Shareholders of record as of the close of business on the Valuation Date, the Diversified Income Shares it receives. Each Shareholder will receive the class of shares of Diversified Income that corresponds to the class of shares of World Wide Income currently held by that Shareholder. Accordingly, the Diversified Income Shares will be distributed as follows: each of the Class A, Class B, Class C and Class D shares of Diversified Income will be distributed to holders of Class A, Class B, Class C and Class D shares of World Wide Income, respectively. Diversified Income will cause its transfer agent to credit and confirm an appropriate number of Diversified Income Shares to each Shareholder. Certificates for Diversified Income Shares will be issued only upon written request of a Shareholder and only for whole shares, with fractional shares credited to the name of the Shareholder on the books of Diversified Income. Shareholders who wish to receive certificates representing their Diversified Income Shares must, after receipt of their confirmations, make a written request to Diversified Income's transfer agent Morgan Stanley Dean Witter Trust FSB, Harborside Financial Center, Jersey City, New Jersey 07311. Shareholders of World Wide Income holding their shares in certificate form will be asked to surrender such certificates in connection with the Reorganization. Shareholders who do not surrender their certificates prior to the Closing Date will still receive their shares of Diversified Income; however, such Shareholders will not be able to redeem, transfer or exchange the Diversified Income Shares received until the old certificates have been surrendered.

     The Closing Date will be the next business day following the Valuation Date. The consummation of the Reorganization is contingent upon the approval of the Reorganization by the Shareholders and the receipt of the other opinions and certificates set forth in Sections 6, 7 and 8 of the Reorganization Agreement and the occurrence of the events described in those Sections, certain of which may be waived by World Wide Income or Diversified Income. The Reorganization Agreement may be amended in any mutually agreeable manner. All expenses of this solicitation, including the cost of preparing and mailing this Proxy Statement and Prospectus, will be borne by World Wide Income, which expenses are expected to approximate $137,062. World Wide Income and Diversified Income will bear all of their respective other expenses associated with the Reorganization.

     The Reorganization Agreement may be terminated and the Reorganization abandoned at any time, before or after approval by Shareholders or by mutual consent of World Wide Income and Diversified Income. In addition, either party may terminate the Reorganization Agreement upon the occurrence of a material breach of the Reorganization Agreement by the other party or if, by September 30, 2001, any condition set forth in the Reorganization Agreement has not been fulfilled or waived by the party entitled to its benefits.

     Under the Reorganization Agreement, within one year after the Closing Date, World Wide Income shall: either pay or make provision for all of its liabilities and distribute any remaining amount of the Cash Reserve (after paying or making provision for such liabilities and the estimated cost of making the distribution) to former Shareholders of World Wide Income that received Diversified Income Shares. World Wide Income shall be dissolved and deregistered as an investment company promptly following the distributions of shares of Diversified Income to Shareholders of record of World Wide Income.

     The effect of the Reorganization is that Shareholders who vote their shares in favor of the Reorganization Agreement are electing to sell their shares of World Wide Income (at net asset value on the Valuation Date calculated after subtracting any Cash Reserve) and reinvest the proceeds in Diversified Income Shares at net asset value and without recognition of taxable gain or loss for Federal income tax purposes. See "Tax Aspects of the Reorganization" below. As noted in "Tax Aspects of the Reorganization" below, if World Wide Income recognizes net gain from the sale of securities prior to the Closing Date, such gain, to the extent not offset by capital loss carryforwards, will be distributed to Shareholders prior to the Closing Date and will be taxable to Shareholders as capital gain.

     Shareholders will continue to be able to redeem their shares of World Wide Income at net asset value next determined after receipt of the redemption request (subject to any applicable CDSC) until the close of business on the business day next preceding the Closing Date. Redemption requests received by World Wide Income thereafter will be treated as requests for redemption of shares of Diversified Income.

TAX ASPECTS OF THE REORGANIZATION

     At least one but not more than 20 business days prior to the Valuation Date, World Wide Income will declare and pay a dividend or dividends which, together with all previous such dividends, will have the effect of distributing to Shareholders all of World Wide Income's investment company taxable income for all periods since the inception of World Wide Income through and including the Valuation Date (computed without regard to any dividends paid deduction), and all of World Wide Income's net capital gain, if any, realized in such periods (after reduction for any capital loss carryforward).

     The Reorganization is intended to qualify for Federal income tax purposes as a tax-free reorganization under Section 368(a)(1)(C) of the Internal Revenue Code of 1986, as amended (the "Code").

     As a condition to the Reorganization, World Wide Income and Diversified Income will receive an opinion of Mayer, Brown & Platt to the effect that, based on certain assumptions, facts, the terms of the Reorganization Agreement and representations set forth in the Reorganization Agreement or otherwise provided by World Wide Income and Diversified Income (including a representation to the effect that Diversified Income has no plan or intention to sell or otherwise dispose of more than fifty percent of the assets of World Wide Income acquired in the Reorganization except for dispositions made in the ordinary course of business):

     1. The transfer of World Wide Income's assets in exchange for the Diversified Income Shares and the assumption by Diversified Income of certain stated liabilities of World Wide Income followed by the distribution by World Wide Income of the Diversified Income Shares to Shareholders in exchange for their World Wide Income shares pursuant to and in accordance with the terms of the Reorganization Agreement will constitute a "reorganization" within the meaning of Section 368(a)(1)(C) of the Code, and World Wide Income and Diversified Income will each be a "party to a reorganization" within the meaning of Section 368(b) of the Code;

     2. No gain or loss will be recognized by Diversified Income upon the receipt of the assets of World Wide Income solely in exchange for the Diversified Income Shares and the assumption by Diversified Income of the stated liabilities of World Wide Income;

     3. No gain or loss will be recognized by World Wide Income upon the transfer of the assets of World Wide Income to Diversified Income in exchange for the Diversified Income Shares and the assumption by Diversified Income of the stated liabilities or upon the distribution of Diversified Income Shares to Shareholders in exchange for their World Wide Income shares;

     4. No gain or loss will be recognized by Shareholders upon the exchange of the shares of World Wide Income for the Diversified Income Shares;


     5. The aggregate tax basis for the Diversified Income Shares received by each of the Shareholders pursuant to the Reorganization will be the same as the aggregate tax basis of the shares in World Wide Income held by each such Shareholder immediately prior to the Reorganization;


     6. The holding period of the Diversified Income Shares to be received by each Shareholder will include the period during which the shares in World Wide Income surrendered in exchange therefor were held (provided such shares in World Wide Income were held as capital assets on the date of the Reorganization);


     7. The tax basis of the assets of World Wide Income acquired by Diversified Income will be the same as the tax basis of such assets of World Wide Income immediately prior to the Reorganization; and


     8. The holding period of the assets of World Wide Income in the hands of Diversified Income will include the period during which those assets were held by World Wide Income.


     The advice of Counsel is not binding on the Internal Revenue Service or the courts and neither World Wide Income nor Diversified Income has sought a ruling with respect to the tax treatment of the Reorganization.


     SHAREHOLDERS SHOULD CONSULT THEIR TAX ADVISORS REGARDING THE EFFECT, IF ANY, OF THE PROPOSED TRANSACTION IN LIGHT OF THEIR INDIVIDUAL CIRCUMSTANCES. BECAUSE THE FOREGOING DISCUSSION ONLY RELATES TO THE FEDERAL INCOME TAX CONSEQUENCES OF THE PROPOSED TRANSACTION, SHAREHOLDERS SHOULD ALSO CONSULT THEIR TAX ADVISORS AS TO STATE AND LOCAL TAX CONSEQUENCES, IF ANY, OF THE PROPOSED TRANSACTION.


DESCRIPTION OF SHARES


     Diversified Income shares to be issued pursuant to the Reorganization Agreement will, when issued, be fully paid and non-assessable by Diversified Income and transferable without restrictions and will have no preemptive rights. Class B shares of Diversified Income, like Class B shares of World Wide Income, have a conversion feature pursuant to which approximately ten (10) years after the date of the original purchase of such shares, the shares will convert automatically to Class A shares, based on the relative net asset values of the two classes. For greater details regarding the conversion feature, including the method by which the 10 year period is calculated and the treatment of reinvested dividends, see "Purchase of Fund Shares" in each fund's Prospectus.

CAPITALIZATION TABLE (UNAUDITED)

     The following table sets forth the capitalization of Diversified Income and World Wide Income as of October 31, 2000 and on a pro forma combined basis as if the Reorganization had occurred on that date:



                                                                        NET ASSET
                                                           SHARES         VALUE
                                        NET ASSETS      OUTSTANDING     PER SHARE
                                      --------------   -------------   ----------
              CLASS A
-----------------------------------
World Wide Income .................   $ 24,286,697       3,406,039       $ 7.13
Diversified Income ................   $ 13,041,554       1,938,281       $ 6.73
Combined Fund (pro forma) .........   $ 37,328,251       5,547,003       $ 6.73
              CLASS B
------------------------------------
World Wide Income .................   $ 44,593,113       6,237,401       $ 7.15
Diversified Income ................   $537,149,459      79,744,727       $ 6.74
Combined Fund (pro forma) .........   $581,742,572      86,360,916       $ 6.74
              CLASS C
------------------------------------
World Wide Income .................   $    762,392         106,794       $ 7.14
Diversified Income ................   $ 15,228,952       2,264,288       $ 6.73
Combined Fund (pro forma) .........   $ 15,991,344       2,377,571       $ 6.73
              CLASS D
------------------------------------
World Wide Income .................   $  6,647,595         929,407       $ 7.15
Diversified Income ................   $  1,390,348         206,129       $ 6.75
Combined Fund (pro forma) .........   $  8,037,943       1,190,958       $ 6.75
       TOTAL CLASS A, B, C, D
------------------------------------
World Wide Income .................   $ 76,289,797              --           --
Diversified Income ................   $566,810,313              --           --
Combined Fund (pro forma) .........   $643,100,110              --           --

APPRAISAL RIGHTS

     Shareholders will have no appraisal rights in connection with the Reorganization.


        COMPARISON OF INVESTMENT OBJECTIVES, POLICIES AND RESTRICTIONS


INVESTMENT OBJECTIVES AND POLICIES

     The primary investment objective of Diversified Income is to seek a high level of current income. As a secondary objective, the fund seeks to maximize total return but only to the extent consistent with its primary objective. The primary investment objective of World Wide Income is to provide a high level of current income. As a secondary objective, the fund seeks capital appreciation on its assets. Both funds seek to achieve their objectives by investing principally in fixed-income securities, including global fixed-income securities in accordance with their respective investment strategies set forth below.

     Diversified Income seeks to achieve its investment objective by normally investing at least 65% of its total assets in a diversified portfolio of fixed-income securities. Morgan Stanley Dean Witter Advisors Inc., Diversified Income's "Investment Manager," attempts to equally allocate approximately one-third of the Fund's assets among three separate groups or market segments of fixed income securities: global securities, mortgage-backed and U.S. Government securities, and high yield securities. The Investment Manager will adjust the Fund's assets not less than quarterly to reflect any changes in the relative values of the securities in each group so that following the adjustment the value of the investments in each group will be equal to the extent practicable. Diversified Income's global securities group of investments include investment grade fixed-income securities issued by the U.S. Government, its agencies or instrumentalities, or investment grade fixed-income securities issued by or guaranteed by a foreign government or supranational organization or any of their instrumentalities or fixed-income securities issued by a corporation, all of which are rated BBB or above by Standard & Poor's ("S&P") or Baa or above Moody's Investors Service ("Moody's") or if unrated, are determined by the Investment Manager to be of equivalent quality. The global group of investments also includes certificates of deposit and banker's acceptances issued or guaranteed by, or time deposits maintained at banks and rated within the two highest rating categories by S&P, Moody's or Duff & Phelps or if unrated, are determined by the Investment Manager to be of equivalent quality and commercial paper rated within the two highest rating categories by S&P, Moody's or Duff & Phelps or if unrated, issued by U.S. or foreign companies having outstanding debt securities rated A or higher by S&P or Moody's. Diversified Income's mortgage-backed securities and U.S. Government securities group will invest in fixed-rate and adjustable rate mortgaged-backed securities that are issued or guaranteed by the U.S. Government, its agencies or instrumentalities or by private issuers that are rated in the highest bond rating category by S&P or Moody's, or if not rated, are determined to be of comparable quality by the Investment Manager. The mortgage-backed and U.S. Government securities group may also invest in U.S. Treasury securities and U.S. Government agency securities. Diversified Income's high yield securities group of investment may include high yield, high risk, fixed-income securities rated Baa or lower by Moody's or BBB or lower by S&P or if not rated, are determined to be of comparable quality by the Investment Manager. Fixed-income securities rated Ba or lower by Moody's or BB or lower by S&P are considered speculative investments, commonly known as "junk bonds." The securities in the high yield group may include convertible and non-convertible debt and Rule 144A securities.

     World Wide Income seeks to achieve its investment objective by normally investing at least 65% of its total assets in a portfolio of global fixed-income securities. The securities may be issued or guaranteed by the U.S. Government, its agencies or instrumentalities, or investment grade securities issued by U.S. corporations, foreign governments or foreign corporations, or by organizations designated or supported by a government or government entity, such as the European Economic Community and the World Bank. World Wide Income actively allocates assets of the Fund among various geographical regions, nations, currencies, corporations, and governmental entities in an attempt to optimize income and, if possible, capital appreciation. World Wide Income may also invest in zero coupon securities, forward currency contracts, options and futures, mortgage-backed securities, convertible securities and warrants. World Wide Income is classified as a non-diversified mutual fund and therefore is not subject to certain diversification requirements under federal law.

     During periods in which, in the opinion of each fund's Investment Manager, market conditions warrant a reduction of some or all of the respective funds' securities holdings, the funds may take temporary "defensive" positions that are inconsistent with each fund's principal investment strategies in which the funds may invest any amount of their total assets in cash or money market instruments.

     The investment policies of both World Wide Income and Diversified Income are not fundamental and may be changed by their respective Boards. The foregoing discussion is a summary of the principal differences and similarities between the investment policies of the funds. For a more complete discussion of each fund's policies, see "Principal Investment Strategies" and "Additional Investment Strategy Information" in each fund's Prospectus and "Description of the Fund and Its Investments and Risks" in each fund's Statement of Additional Information.

INVESTMENT RESTRICTIONS


     The investment restrictions adopted by World Wide Income and Diversified Income as fundamental policies are substantially similar and are summarized under the caption "Description of the Fund and Its Investments and Risks -- Fund Policies/Investment Restrictions" in their respective Statements of Additional Information. A fundamental investment restriction cannot be changed without the vote of the majority of the outstanding voting securities of a fund, as defined in the 1940 Act. The material differences are as follows: (a) Diversified Income may not (i) invest more than 5% of the value of its total assets in securities of any one issuer (other than obligations issued, or guaranteed by, the United States Government, its agencies or instrumentalities) and (ii) purchase more than 10% of all outstanding voting securities or any class of voting securities of any one issuer. World Wide Income does not have these restrictions; (b) both funds may not invest more than 5% of its total assets in securities of issuers having a record, together with predecessors, of less than 3 years of continuous operation. This restriction does not apply to any obligations of the United States Government, its agencies or instrumentalities and, with respect to Diversified Income, mortgage-backed securities; (c) both funds have fundamental restrictions that they may not: (i) purchase securities of other investment companies, except in connection with a merger, consolidation, reorganization or acquisition of assets, but World Wide Income may invest up to 10% of the value of its total assets in the securities of foreign investment companies, but only under circumstances where purchase of the securities of foreign investment companies would secure entry to national markets which are otherwise not open to the fund for investment or where the security is issued by a foreign bank which is deemed to be an investment company under U.S. securities laws and/or regulations; (d) both funds are prohibited from purchasing or selling commodities, except that Diversified Income may purchase or sell (write) futures contracts and related options thereon whereas World Wide Income may purchase or sell (write) interest rate, currency and stock and bond index futures contracts and related options thereon; (e) Diversified Income may not purchase warrants if, as a result, the fund would then have either more than 5% of its net assets invested in warrants or more than 2% of its net assets invested in warrants not listed on the New York or American Stock Exchange; World Wide Income has no such restriction; (f) Diversified Income may not borrow money in excess of 331/3% of the fund's total assets (including the proceeds of the borrowing), whereas World Wide Income may not borrow money (except insofar as the fund may be deemed to have borrowed by entrance into a reverse repurchase agreement up to an amount not exceeding 10% of the fund's total assets), except that the fund may borrow from a bank for temporary or emergency purposes, in amounts not exceeding 5% of its total assets (not including the amount borrowed); (g) World Wide Income may not invest more than 10% of its total assets in "illiquid securities" (securities for which market quotations are not readily available) and repurchase agreements which have maturities longer than seven days whereas Diversified Income is restricted by the securities laws from investing more than 15% of its net assets in restricted securities.


                ADDITIONAL INFORMATION ABOUT WORLD WIDE INCOME
                            AND DIVERSIFIED INCOME


GENERAL

     For a discussion of the organization and operation of Diversified Income and World Wide Income, see "The Fund and its Management," "Investment Objective and Policies," "Investment Restrictions" and "Prospectus Summary" in, and the cover page of, their respective Prospectuses.


FINANCIAL INFORMATION

     For certain financial information about Diversified Income and World Wide Income, see "Financial Highlights" and "Past Performance" in their respective Prospectuses.


MANAGEMENT

     For information about the respective Board of Trustees, Investment Manager, and the Distributor of Diversified Income and World Wide Income, see "Fund Management" in their respective Prospectuses.

DESCRIPTION OF SECURITIES AND SHAREHOLDER INQUIRIES

     For a description of the nature and most significant attributes of shares of World Wide Income and Diversified Income, and information regarding shareholder inquiries, see "Capital Stock and Other Securities" in their respective Statements of Additional Information.


DIVIDENDS, DISTRIBUTIONS AND TAXES

     For a discussion of Diversified Income's and World Wide Income's policies with respect to dividends, distributions and taxes, see "Distributions" and "Tax Consequences" in their respective Prospectuses as well as the discussion herein under "Synopsis -- Purchases, Exchanges and Redemptions."


PURCHASES, REPURCHASES AND REDEMPTIONS

     For a discussion of how Diversified Income's and World Wide Income's shares may be purchased, repurchased and redeemed, see "How to Buy Shares," "How to Exchange Shares" and "How to Sell Shares" in their respective Prospectuses.


                  MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

     For a discussion of Diversified Income's performance, see management's letter to shareholders in its Annual Report for its fiscal year ended October 31, 2000 accompanying this Proxy Statement and Prospectus. For a discussion of the performance of World Wide Income, see its Annual Report for its fiscal year ended October 31, 2000.



                       FINANCIAL STATEMENTS AND EXPERTS

     The financial statements of Diversified Income, for the fiscal year ended October 31, 2000, and World Wide Income, for the fiscal year ended October 31, 2000 that are incorporated by reference in the Statement of Additional Information relating to the Registration Statement on Form N-14 of which this Proxy Statement and Prospectus forms a part, have been audited by Deloitte & Touche LLP, independent auditors. The financial statements have been incorporated by reference in reliance upon such reports given upon the authority of said firm as experts in accounting and auditing.



                                 LEGAL MATTERS

     Certain legal matters concerning the issuance of shares of Diversified Income will be passed upon by Mayer, Brown & Platt, New York, New York. Such firm will rely on Massachusetts counsel as to matters of Massachusetts law.



                             AVAILABLE INFORMATION

     Additional information about World Wide Income and Diversified Income is available, as applicable, in the following documents which are incorporated herein by reference: (i) Diversified Income's Prospectus dated January 8, 2001 attached to this Proxy Statement and Prospectus, which Prospectus forms a part of Post-Effective Amendment No. 11 to Diversified Income's Registration Statement on Form N-1A (File Nos. 33-44782; 811-6515); (ii) Diversified Income's Annual Report for its fiscal year ended October 31, 2000, accompanying this Proxy Statement and Prospectus; (iii) World Wide Income's Prospectus dated January 8,

2001 which Prospectus forms a part of Post-Effective Amendment No. 14 to World Wide Income's Registration Statement on Form N-1A (File Nos. 33-26375; 811-5744); and (iv) World Wide Income's Annual Report for its fiscal year ended October 31, 2000. The foregoing documents may be obtained without charge by calling (800) 869-NEWS (toll-free).

     World Wide Income and Diversified Income are subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and in accordance therewith, file reports and other information with the Commission. Proxy material, reports and other information about World Wide Income and Diversified Income which are of public record can be viewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. Information about the Reference Room's operations may be obtained by calling the SEC at (202) 942-8090. Reports and other information about the Fund are available on the EDGAR Database on the SEC's Internet site (www.sec.gov) and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the SEC, Washington, D.C. 20549-0102.

                                OTHER BUSINESS

     Management of World Wide Income knows of no business other than the matters specified above which will be presented at the Meeting. Since matters not known at the time of the solicitation may come before the Meeting, the proxy as solicited confers discretionary authority with respect to such matters as properly come before the Meeting, including any adjournment or adjournments thereof, and it is the intention of the persons named as attorneys-in-fact in the proxy to vote this proxy in accordance with their judgment on such matters.



                                      By Order of the Board of Trustees



                                      Barry Fink,
                                      Secretary


January 24, 2001

                                                                      EXHIBIT A


                     AGREEMENT AND PLAN OF REORGANIZATION

     THIS AGREEMENT AND PLAN OF REORGANIZATION ("Agreement") is made as of this 26th day of October, 2000, by and between MORGAN STANLEY DEAN WITTER DIVERSIFIED INCOME TRUST, a Massachusetts business trust ("Diversified Income") and MORGAN STANLEY DEAN WITTER WORLD WIDE INCOME TRUST, a Massachusetts business trust ("World Wide Income").

     This Agreement is intended to be and is adopted as a "plan of reorganization" within the meaning of Treas. Reg. 1.368-2(g), for a reorganization under Section 368(a)(1) of the Internal Revenue Code of 1986, as amended (the "Code"). The reorganization ("Reorganization") will consist of the transfer to Diversified Income of substantially all of the assets of World Wide Income in exchange for the assumption by Diversified Income of all stated liabilities of World Wide Income and the issuance by Diversified Income of shares of beneficial interest, par value $0.01 per share (the "Diversified Income Shares"), to be distributed, after the Closing Date hereinafter referred to, to the shareholders of World Wide Income in liquidation of World Wide Income as provided herein, all upon the terms and conditions hereinafter set forth in this Agreement.

     In consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:


1. THE REORGANIZATION AND LIQUIDATION OF WORLD WIDE INCOME

     1.1 Subject to the terms and conditions herein set forth and on the basis of the representations and warranties contained herein, World Wide Income agrees to assign, deliver and otherwise transfer the World Wide Income Assets (as defined in paragraph 1.2) to Diversified Income and Diversified Income agrees in exchange therefor to assume all of World Wide Income's stated liabilities on the Closing Date as set forth in paragraph 1.3(a) and to deliver to World Wide Income the number of Diversified Income Shares, including fractional Diversified Income Shares, determined in the manner set forth in paragraph 2.3. Such transactions shall take place at the closing provided for in paragraph 3.1 ("Closing").

     1.2 (a) The "World Wide Income Assets" shall consist of all property, including without limitation, all cash (other than the "Cash Reserve" (as defined in paragraph 1.3(b)), cash equivalents, securities and dividend and interest receivables owned by World Wide Income, and any deferred or prepaid expenses shown as an asset on World Wide Income's books on the Valuation Date.

     (b) On or prior to the Valuation Date, World Wide Income will provide Diversified Income with a list of all of World Wide Income's assets to be assigned, delivered and otherwise transferred to Diversified Income and a list of the stated liabilities to be assumed by Diversified Income pursuant to this Agreement. World Wide Income reserves the right to sell any of the securities on such list but will not, without the prior approval of Diversified Income, acquire any additional securities other than securities of the type in which Diversified Income is permitted to invest and in amounts agreed to in writing by Diversified Income. Diversified Income will, within a reasonable time prior to the Valuation Date, furnish World Wide Income with a statement of Diversified Income's investment objectives, policies and restrictions and a list of the securities, if any, on the list referred to in the first sentence of this paragraph that do not conform to Diversified Income's investment objective, policies and restrictions. In the event that World Wide Income holds any investments that Diversified Income is not permitted to hold, World Wide Income will dispose of such securities on or prior to the Valuation Date. In addition, if it is determined that the portfolios of World Wide Income and Diversified Income, when aggregated, would contain investments exceeding certain percentage limitations imposed upon Diversified Income with respect to such investments, World Wide Income if requested by Diversified Income will, on or prior to the Valuation Date, dispose of and/or reinvest a sufficient amount of such investments as may be necessary to avoid violating such limitations as of the Closing Date (as defined in paragraph 3.1).

     1.3 (a) World Wide Income will endeavor to discharge all of its liabilities and obligations on or prior to the Valuation Date. Diversified Income will assume all stated liabilities, which includes, without limitation, all expenses, costs, charges and reserves reflected on an unaudited Statement of Assets and Liabilities of World Wide Income prepared by the Treasurer of World Wide Income as of the Valuation Date in accordance with generally accepted accounting principles consistently applied from the prior audited period.

     (b) On the Valuation Date, World Wide Income may establish a cash reserve, which shall not exceed 5% of World Wide Income's net assets as of the close of business on the Valuation Date ("Cash Reserve") to be retained by World Wide Income and used for the payment of its liabilities not discharged prior to the Valuation Date and for the expenses of dissolution.

     1.4 In order for World Wide Income to comply with Section 852(a)(1) of the Code and to avoid having any investment company taxable income or net capital gain (as defined in Sections 852(b)(2) and 1222(11) of the Code, respectively) in the short taxable year ending with its dissolution, World Wide Income will on or before the Valuation Date (a) declare a dividend in an amount large enough so that it will have declared dividends of all of its investment company taxable income and net capital gain, if any, for such taxable year (determined without regard to any deduction for dividends paid) and (b) distribute such dividend.

     1.5 On the Closing Date or as soon as practicable thereafter, World Wide Income will distribute Diversified Income Shares received by World Wide Income pursuant to paragraph 1.1 pro rata to its shareholders of record determined as of the close of business on the Valuation Date ("World Wide Income Shareholders"). Each World Wide Income Shareholder will receive the class of shares of Diversified Income that corresponds to the class of shares of World Wide Income currently held by that World Wide Income Shareholder. Accordingly, the Diversified Income Shares will be distributed as follows: each of the Class A, Class B, Class C and Class D shares of Diversified Income will be distributed to holders of Class A, Class B, Class C and Class D shares of World Wide Income, respectively. Such distribution will be accomplished by an instruction, signed by World Wide Income's Secretary, to transfer Diversified Income Shares then credited to World Wide Income's account on the books of Diversified Income to open accounts on the books of Diversified Income in the names of the World Wide Income Shareholders and representing the respective pro rata number of Diversified Income Shares due such World Wide Income Shareholders. All issued and outstanding shares of World Wide Income simultaneously will be canceled on World Wide Income's books; however, share certificates representing interests in World Wide Income will represent a number of Diversified Income Shares after the Closing Date as determined in accordance with paragraph 2.3. Diversified Income will issue certificates representing Diversified Income Shares in connection with such exchange only upon the written request of a World Wide Income Shareholder.

     1.6 Ownership of Diversified Income Shares will be shown on the books of Diversified Income's transfer agent. Diversified Income Shares will be issued in the manner described in Diversified Income's current Prospectus and Statement of Additional Information.

     1.7 Any transfer taxes payable upon issuance of Diversified Income Shares in a name other than the registered holder of Diversified Income Shares on World Wide Income's books as of the close of business on the Valuation Date shall, as a condition of such issuance and transfer, be paid by the person to whom Diversified Income Shares are to be issued and transferred.

     1.8 Any reporting responsibility of World Wide Income is and shall remain the responsibility of World Wide Income up to and including the date on which World Wide Income is dissolved and deregistered pursuant to paragraph 1.9.

     1.9 Within one year after the Closing Date, World Wide Income shall pay or make provision for the payment of all its liabilities and taxes, and distribute to the shareholders of World Wide Income as of the close of business on the Valuation Date any remaining amount of the Cash Reserve (as reduced by the estimated cost of distributing it to shareholders). If and to the extent that any trust, escrow account, or other similar entity continues after the close of such one-year period in connection either with making provision for payment of liabilities or taxes or with distributions to shareholders of World Wide Income, such entity shall either (i) qualify as a liquidating trust under
Section 7701 of the Code (and applicable Treasury Regulations thereunder) or other entity which does not constitute a continuation of World Wide Income for federal income tax purposes, or (ii) be subject to a waiver under Section 368(a)(2)(G)(ii) of the complete distribution requirement of Section 368(a)(2)(G)(i) of the Code. World Wide Income shall be dissolved as a Massachusetts business trust and deregistered as an investment company under the Investment Company Act of 1940, as amended ("1940 Act"), promptly following the making of all distributions pursuant to paragraph 1.5 (and, in any event, within one year after the Closing Date).

     1.10 Copies of all books and records maintained on behalf of World Wide Income in connection with its obligations under the 1940 Act, the Code, state blue sky laws or otherwise in connection with this Agreement will promptly after the Closing be delivered to officers of Diversified Income or their designee and Diversified Income or its designee shall comply with applicable record retention requirements to which World Wide Income is subject under the 1940 Act.


2. VALUATION

     2.1 The value of the World Wide Income Assets shall be the value of such assets computed as of 4:00 p.m. on the New York Stock Exchange on the third business day following the receipt of the requisite approval by shareholders of World Wide Income of this Agreement or at such time on such earlier or later date after such approval as may be mutually agreed upon in writing (such time and date being hereinafter called the "Valuation Date"), using the valuation procedures set forth in Diversified Income's then current Prospectus and Statement of Additional Information.

     2.2 The net asset value of a Diversified Income Share shall be the net asset value per share computed on the Valuation Date, using the valuation procedures set forth in Diversified Income's then current Prospectus and Statement of Additional Information.

     2.3 The number of Diversified Income Shares (including fractional shares, if any) to be issued hereunder shall be determined, with respect to each class, by dividing the aggregate net asset value of each class of World Wide Income shares (determined in accordance with paragraph 2.1) by the net asset value per share of the corresponding class of shares of Diversified Income (determined in accordance with paragraph 2.2). For purposes of this paragraph, the aggregate net asset value of each class of shares of World Wide Income shall not include the amount of the Cash Reserve.

     2.4 All computations of value shall be made by Morgan Stanley Dean Witter Services Company Inc. ("MSDW Services") in accordance with its regular practice in pricing Diversified Income. Diversified Income shall cause MSDW Services to deliver a copy of its valuation report at the Closing.


3. CLOSING AND CLOSING DATE

     3.1 The Closing shall take place on the next business day following the Valuation Date (the "Closing Date"). The Closing shall be held as of 9:00 a.m. Eastern time, or at such other time as the parties may agree. The Closing shall be held in a location mutually agreeable to the parties hereto. All acts taking place at the Closing shall be deemed to take place simultaneously as of 9:00 a.m. Eastern time on the Closing Date unless otherwise provided.

     3.2 Portfolio securities held by World Wide Income and represented by a certificate or other written instrument shall be presented by it or on its behalf to The Bank of New York (the "Custodian"), as custodian for Diversified Income, for examination no later than five business days preceding the Valuation Date. Such portfolio securities (together with any cash or other assets) shall be delivered by World Wide Income to the Custodian for the account of Diversified Income on or before the Closing Date in conformity with applicable custody provisions under the 1940 Act and duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof in accordance with the custom of brokers. The portfolio securities shall be accompanied by all necessary Federal and state stock transfer stamps or a check for the appropriate purchase price of such stamps. Portfolio securities and instruments deposited with a securities depository (as defined in Rule 17f-4 under the 1940 Act) shall be delivered on or before the Closing Date by book-entry in accordance with customary practices of such depository and the Custodian. The cash delivered shall be in the form of a Federal Funds wire, payable to the order of "The Bank of New York, Custodian for Morgan Stanley Dean Witter Diversified Income Trust."

     3.3 In the event that on the Valuation Date, (a) the New York Stock Exchange shall be closed to trading or trading thereon shall be restricted or
(b) trading or the reporting of trading on such Exchange or elsewhere shall be disrupted so that, in the judgment of both Diversified Income and World Wide Income, accurate appraisal of the value of the net assets of Diversified Income or the World Wide Income Assets is impracticable, the Valuation Date shall be postponed until the first business day after the day when trading shall have been fully resumed without restriction or disruption and reporting shall have been restored.

     3.4 If requested, World Wide Income shall deliver to Diversified Income or its designee (a) at the Closing, a list, certified by its Secretary, of the names, addresses and taxpayer identification numbers of the World Wide Income Shareholders and the number and percentage ownership of outstanding World Wide Income shares owned by each such World Wide Income Shareholder, all as of the Valuation Date, and (b) as soon as practicable after the Closing, all original documentation (including Internal Revenue Service forms, certificates, certifications and correspondence) relating to the World Wide Income Shareholders' taxpayer identification numbers and their liability for or exemption from back-up withholding. Diversified Income shall issue and deliver to such Secretary a confirmation evidencing delivery of Diversified Income Shares to be credited on the Closing Date to World Wide Income or provide evidence satisfactory to World Wide Income that such Diversified Income Shares have been credited to World Wide Income's account on the books of Diversified Income. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, share certificates, if any, receipts or other documents as such other party or its counsel may reasonably request.


4. COVENANTS OF DIVERSIFIED INCOME AND WORLD WIDE INCOME

     4.1 Except as otherwise expressly provided herein with respect to World Wide Income, Diversified Income and World Wide Income each will operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include customary dividends and other distributions.

     4.2 Diversified Income will prepare and file with the Securities and Exchange Commission ("Commission") a registration statement on Form N-14 under the Securities Act of 1933, as amended ("1933 Act"), relating to Diversified Income Shares ("Registration Statement"). World Wide Income will provide Diversified Income with the Proxy Materials as described in paragraph 4.3 below, for inclusion in the Registration Statement. World Wide Income will further provide Diversified Income with such other information and documents relating to World Wide Income as are reasonably necessary for the preparation of the Registration Statement.

     4.3 World Wide Income will call a meeting of its shareholders to consider and act upon this Agreement and to take all other action necessary to obtain approval of the transactions contemplated herein. World Wide Income will prepare the notice of meeting, form of proxy and proxy statement (collectively, "Proxy Materials") to be used in connection with such meeting; provided that Diversified Income will furnish World Wide Income with its currently effective prospectus for inclusion in the Proxy Materials and with such other information relating to Diversified Income as is reasonably necessary for the preparation of the Proxy Materials.

     4.4 World Wide Income will assist Diversified Income in obtaining such information as Diversified Income reasonably requests concerning the beneficial ownership of World Wide Income shares.

     4.5 Subject to the provisions of this Agreement, Diversified Income and World Wide Income will each take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement.

     4.6 World Wide Income shall furnish or cause to be furnished to Diversified Income within 30 days after the Closing Date a statement of World Wide Income's assets and liabilities as of the Closing Date, which statement shall be certified by World Wide Income's Treasurer and shall be in accordance with generally accepted accounting principles consistently applied. As promptly as practicable, but in any case within 60 days after the Closing Date, World Wide Income shall furnish Diversified Income, in such form as is reasonably satisfactory to Diversified Income, a statement certified by World Wide Income's Treasurer of World Wide Income's earnings and profits for Federal income tax purposes that will be carried over to Diversified Income pursuant to
Section 381 of the Code.

     4.7 As soon after the Closing Date as is reasonably practicable, World Wide Income (a) shall prepare and file all Federal and other tax returns and reports of World Wide Income required by law to be filed with respect to all periods ending on or before the Closing Date but not theretofore filed and (b) shall pay all Federal and other taxes shown as due thereon and/or all Federal and other taxes that were unpaid as of the Closing Date, including without limitation, all taxes for which the provision for payment was made as of the Closing Date (as represented in paragraph 5.2(k)).

     4.8 Diversified Income agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act and the 1940 Act and to make such filings required by the state Blue Sky and securities laws as it may deem appropriate in order to continue its operations after the Closing Date.


5. REPRESENTATIONS AND WARRANTIES

     5.1 Diversified Income represents and warrants to World Wide Income as follows:

     (a) Diversified Income is a validly existing Massachusetts business trust with full power to carry on its business as presently conducted;

     (b) Diversified Income is a duly registered, open-end, management investment company, and its registration with the Commission as an investment company under the 1940 Act and the registration of its shares under the 1933 Act are in full force and effect;

     (c) All of the issued and outstanding shares of Diversified Income have been offered and sold in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws. Shares of Diversified Income are registered in all jurisdictions in which they are required to be registered under state securities laws and other laws, and said registrations, including any periodic reports or supplemental filings, are complete and current, all fees required to be paid have been paid, and Diversified Income is not subject to any stop order and is fully qualified to sell its shares in each state in which its shares have been registered;

     (d) The current Prospectus and Statement of Additional Information of Diversified Income conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the regulations thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

     (e) Diversified Income is not in, and the execution, delivery and performance of this Agreement will not result in a, material violation of any provision of Diversified Income's Declaration of Trust or By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which Diversified Income is a party or by which it is bound;

     (f) No litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to its knowledge, threatened against Diversified Income or any of its properties or assets which, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business; and Diversified Income knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects, or is reasonably likely to materially and adversely effect, its business or its ability to consummate the transactions herein contemplated;

     (g) The Statement of Assets and Liabilities, Statement of Operations, Statement of Changes in Net Assets and Financial Highlights for the year ended October 31, 2000, of Diversified Income certified by Deloitte & Touche LLP (copies of which have been furnished to World Wide Income), fairly present, in all material respects, Diversified Income's financial condition as of such date in accordance with generally accepted accounting principles, and its results of such operations, changes in its net assets and financial highlights for such period, and as of such date there were no known liabilities of Diversified Income (contingent or otherwise) not disclosed therein that would be required in accordance with generally accepted accounting principles to be disclosed therein;

     (h) All issued and outstanding Diversified Income Shares are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and nonassessable with no personal liability attaching to the ownership thereof, except as set forth under the caption "Additional Information" in Diversified Income's current Prospectus incorporated by reference in the Registration Statement. Diversified Income does not have outstanding any options, warrants or other rights to subscribe for or purchase any of its shares;

     (i) The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of Diversified Income, and this Agreement constitutes a valid and binding obligation of Diversified Income enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors rights and to general equity principles. No other consents, authorizations or approvals are necessary in connection with Diversified Income's performance of this Agreement;

     (j) Diversified Income Shares to be issued and delivered to World Wide Income, for the account of the World Wide Income Shareholders, pursuant to the terms of this Agreement will at the Closing Date have been duly authorized and, when so issued and delivered, will be duly and validly issued Diversified Income Shares, and will be fully paid and non-assessable with no personal liability attaching to the ownership thereof, except as set forth under the caption "Capital Stock and Other Securities" in Diversified Income's current Statement of Additional Information incorporated by reference in the Statement of Additional Information to this Registration Statement;

     (k) All material Federal and other tax returns and reports of Diversified Income required by law to be filed on or before the Closing Date have been filed and are correct, and all Federal and other taxes shown as due or required to be shown as due on said returns and reports have been paid or provision has been made for the payment thereof, and to the best of Diversified Income's knowledge, no such return is currently under audit and no assessment has been asserted with respect to any such return;

     (l) For each taxable year since its inception, Diversified Income has met the requirements of Subchapter M of the Code for qualification and treatment as a "regulated investment company" and neither the execution or delivery of nor the performance of its obligations under this Agreement will adversely affect, and no other events are reasonably likely to occur which will adversely affect the ability of Diversified Income to continue to meet the requirements of Subchapter M of the Code;

     (m) Since October 31, 2000 there has been no change by Diversified Income in accounting methods, principles, or practices, including those required by generally accepted accounting principles;

     (n) The information furnished or to be furnished by Diversified Income for use in registration statements, proxy materials and other documents which may be necessary in connection with the transactions contemplated hereby shall be accurate and complete in all material respects and shall comply in all material respects with Federal securities and other laws and regulations applicable thereto; and

     (o) The Proxy Materials to be included in the Registration Statement (only insofar as they relate to Diversified Income) will, on the effective date of the Registration Statement and on the Closing Date, not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading.

     5.2 World Wide Income represents and warrants to Diversified Income as follows:

     (a) World Wide Income is a validly existing Massachusetts business trust with full power to carry on its business as presently conducted;

     (b) World Wide Income is a duly registered, open-end, management investment company, and its registration with the Commission as an investment company under the 1940 Act and the registration of its shares under the 1933 Act are in full force and effect;

     (c) All of the issued and outstanding shares of beneficial interest of World Wide Income have been offered and sold in compliance in all material respects with applicable requirements of the 1933 Act and state securities laws. Shares of World Wide Income are registered in all jurisdictions in which they are required to be registered and said registrations, including any periodic reports or supplemental filings, are complete and current, all fees required to be paid have been paid, and World Wide Income is not subject to any stop order and is fully qualified to sell its shares in each state in which its shares have been registered;

     (d) The current Prospectus and Statement of Additional Information of World Wide Income conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the regulations thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

     (e) World Wide Income is not, and the execution, delivery and performance of this Agreement will not result, in a material violation of any provision of World Wide Income's Declaration of Trust or By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which World Wide Income is a party or by which it is bound;

     (f) No litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to its knowledge, threatened against World Wide Income or any of its properties or assets which, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business; and World Wide Income knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects, or is reasonably likely to materially and adversely effect, its business or its ability to consummate the transactions herein contemplated;

     (g) The Statement of Assets and Liabilities, Statement of Operations, Statement of Changes in Net Assets and Financial Highlights of World Wide Income for the year ended October 31, 2000, certified by Deloitte & Touche LLP (copies of which have been or will be furnished to Diversified Income) fairly present, in all material respects, World Wide Income's financial condition as of such date, and its results of operations, changes in its net assets and financial highlights for such period in accordance with generally accepted accounting principles, and as of such date there were no known liabilities of World Wide Income (contingent or otherwise) not disclosed therein that would be required in accordance with generally accepted accounting principles to be disclosed therein;

     (h) World Wide Income has no material contracts or other commitments (other than this Agreement) that will be terminated with liability to it prior to the Closing Date;

     (i) All issued and outstanding shares of World Wide Income are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and nonassessable with no personal liability attaching to the ownership thereof, except as set forth under the caption "Capital Stock and Other Securities" in World Wide Income's current Statement of Additional Information incorporated by reference in the Statement of Additional Information to this Registration Statement. World Wide Income does not have outstanding any options, warrants or other rights to subscribe for or purchase any of its shares, nor is there outstanding any security convertible to any of its shares. All such shares will, at the time of Closing, be held by the persons and in the amounts set forth in the list of shareholders submitted to Diversified Income pursuant to paragraph 3.4;

     (j) The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action on the part of World Wide Income, and subject to the approval of World Wide Income's shareholders, this Agreement constitutes a valid and binding obligation of World Wide Income, enforceable in accordance with its terms, subject as to enforcement to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors rights and to general equity principles. No other consents, authorizations or approvals are necessary in connection with World Wide Income's performance of this Agreement;

     (k) All material Federal and other tax returns and reports of World Wide Income required by law to be filed on or before the Closing Date shall have been filed and are correct and all Federal and other taxes shown as due or required to be shown as due on said returns and reports have been paid or provision has been made for the payment thereof, and to the best of World Wide Income's knowledge, no such return is currently under audit and no assessment has been asserted with respect to any such return;

     (l) For each taxable year since its inception, World Wide Income has met all the requirements of Subchapter M of the Code for qualification and treatment as a "regulated investment company" and neither the execution or delivery of nor the performance of its obligations under this Agreement will adversely affect, and no other events are reasonably likely to occur which will adversely affect the ability of World Wide Income to continue to meet the requirements of Subchapter M of the Code;

     (m) At the Closing Date, World Wide Income will have good and valid title to the World Wide Income Assets, subject to no liens (other than the obligation, if any, to pay the purchase price of portfolio securities purchased by World Wide Income which have not settled prior to the Closing
   Date), security interests or other encumbrances, and full right, power and authority to assign, deliver and otherwise transfer such assets hereunder, and upon delivery and payment for such assets, Diversified Income will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including any restrictions as might arise under the 1933 Act;

     (n) On the effective date of the Registration Statement, at the time of the meeting of World Wide Income's shareholders and on the Closing Date, the Proxy Materials (exclusive of the currently effective Diversified Income Prospectus contained therein) will (i) comply in all material respects with the provisions of the 1933 Act, the Securities Exchange Act of 1934, as amended ("1934 Act") and the 1940 Act and the regulations thereunder and (ii) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. Any other information furnished by World Wide Income for use in the Registration Statement or in any other manner that may be necessary in connection with the transactions contemplated hereby shall be accurate and complete and shall comply in all material respects with applicable Federal securities and other laws and regulations thereunder;

     (o) World Wide Income will, on or prior to the Valuation Date, declare one or more dividends or other distributions to shareholders that, together with all previous dividends and other distributions to shareholders, shall have the effect of distributing to the shareholders all of its investment company taxable income and net capital gain, if any, through the Valuation Date (computed without regard to any deduction for dividends paid);

     (p) World Wide Income has maintained or has caused to be maintained on its behalf all books and accounts as required of a registered investment company in compliance with the requirements of Section 31 of the 1940 Act and the Rules thereunder; and

     (q) World Wide Income is not acquiring Diversified Income Shares to be issued hereunder for the purpose of making any distribution thereof other than in accordance with the terms of this Agreement.


6. CONDITIONS PRECEDENT TO OBLIGATIONS OF WORLD WIDE INCOME

     The obligations of World Wide Income to consummate the transactions provided for herein shall be subject, at its election, to the performance by Diversified Income of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:

     6.1 All representations and warranties of Diversified Income contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date with the same force and effect as if made on and as of the Closing Date;

     6.2 Diversified Income shall have delivered to World Wide Income a certificate of its President and Treasurer, in a form reasonably satisfactory to World Wide Income and dated as of the Closing Date, to the effect that the representations and warranties of Diversified Income made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as World Wide Income shall reasonably request;

     6.3 World Wide Income shall have received a favorable opinion from Mayer, Brown & Platt, counsel to Diversified Income, dated as of the Closing Date, to the effect that:

     (a) Diversified Income is a validly existing Massachusetts business trust, and has the power to own all of its properties and assets and to carry on its business as presently conducted (Massachusetts counsel may be relied upon in delivering such opinion); (b) Diversified Income is a duly registered, open-end, management investment company, and its registration with the Commission as an investment company under the 1940 Act is in full force and effect; (c) this Agreement has been duly authorized, executed and delivered by Diversified Income and, assuming that the Registration Statement complies with the 1933 Act, the 1934 Act and the 1940 Act and regulations thereunder and assuming due authorization, execution and delivery of this Agreement by World Wide Income, is a valid and binding obligation of Diversified Income enforceable against Diversified Income in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors rights and to general equity principles; (d) Diversified Income Shares to be issued to World Wide Income Shareholders as provided by this Agreement are duly authorized and upon such delivery will be validly issued, fully paid and non-assessable (except as set forth under the caption "Capital Stock and Other Securities" in Diversified Income's Statement of Additional Information), and no shareholder of Diversified Income has any preemptive rights to subscription or purchase in respect thereof (Massachusetts counsel may be relied upon in delivering such opinion); (e) the execution and delivery of this Agreement did not, and the consummation of the transactions contemplated hereby will not, violate Diversified Income's Declaration of Trust or By-Laws; and (f) to the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority of the United States or any state is required for the consummation by Diversified Income of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act and such as may be required under state securities laws; and

     6.4 As of the Closing Date, there shall have been no material change in the investment objective, policies and restrictions nor any increase in the investment management fees or annual fees pursuant to Diversified Income's 12b-1 plan of distribution from those described in Diversified Income's Prospectus dated January 8, 2001 and Statement of Additional Information dated January 8, 2001.


7. CONDITIONS PRECEDENT TO OBLIGATIONS OF DIVERSIFIED INCOME

     The obligations of Diversified Income to complete the transactions provided for herein shall be subject, at its election, to the performance by World Wide Income of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:

     7.1 All representations and warranties of World Wide Income contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date with the same force and effect as if made on and as of the Closing Date;

     7.2 World Wide Income shall have delivered to Diversified Income at the Closing a certificate of its President and its Treasurer, in form and substance satisfactory to Diversified Income and dated as of the Closing Date, to the effect that the representations and warranties of World Wide Income made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as Diversified Income shall reasonably request;

     7.3 World Wide Income shall have delivered to Diversified Income a statement of the World Wide Income Assets and its liabilities, together with a list of World Wide Income's portfolio securities and other assets showing the respective adjusted bases and holding periods thereof for income tax purposes, as of the Closing Date, certified by the Treasurer of World Wide Income;

     7.4 World Wide Income shall have delivered to Diversified Income within three business days after the Closing a letter from PricewaterhouseCoopers LLP with respect to the taxable years ended October 31, 1998 and 1999, and a letter from Deloitte & Touche LLP for the taxable year ended October 31, 2000, each dated as of the Closing Date stating that (a) such respective firm has performed a limited review of the Federal and state income tax returns of World Wide Income for each of the respective taxable years and, based on such limited review, nothing came to their attention that caused them to believe that such returns did not properly reflect, in all material respects, the Federal and state income tax liabilities of World Wide Income for the periods covered thereby, (b) for the period from October 31, 2000 to and including the Closing Date, Deloitte & Touche LLP has performed a limited review (based on unaudited financial data) to ascertain the amount of applicable Federal, state and local taxes and has determined that same either have been paid or reserves have been established for payment of such taxes, and, based on such limited review, nothing came to their attention that caused them to believe that the taxes paid or reserves set aside for payment of such taxes were not adequate in all material respects for the satisfaction of all Federal, state and local tax liabilities for the period from October 31, 2000 to and including the Closing Date and (c) based on such limited reviews, nothing came to their attention that caused them to believe that World Wide Income would not qualify as a regulated investment company for Federal income tax purposes for any such year or period;

     7.5 Diversified Income shall have received at the Closing a favorable opinion from Mayer, Brown & Platt, counsel to World Wide Income, dated as of the Closing Date to the effect that:

     (a) World Wide Income is a validly existing Massachusetts business trust and has the power to own all of its properties and assets and to carry on its business as presently conducted (Massachusetts counsel may be relied upon in delivering such opinion); (b) World Wide Income is a duly registered, open-end, management investment company under the 1940 Act, and its registration with the Commission as an investment company under the 1940 Act is in full force and effect; (c) this Agreement has been duly authorized, executed and delivered by World Wide Income and, assuming that the Registration Statement complies with the 1933 Act, the 1934 Act and the 1940 Act and the regulations thereunder and assuming due authorization, execution and delivery of this Agreement by Diversified Income, is a valid and binding obligation of World Wide Income enforceable against World Wide Income in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors rights and to general equity principles; (d) the execution and delivery of this Agreement did not, and the consummation of the transactions contemplated hereby will not, violate World Wide Income's Declaration of Trust or By-Laws; and (e) to the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority of the United States or any state is required for the consummation by World Wide Income of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act and such as may be required under state securities laws; and

     7.6 On the Closing Date, the World Wide Income Assets shall include no assets that Diversified Income, by reason of limitations of the fund's Declaration of Trust or otherwise, may not properly acquire.


8. FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF DIVERSIFIED INCOME AND WORLD WIDE INCOME

     The obligations of World Wide Income and Diversified Income hereunder are each subject to the further conditions that on or before the Closing Date:

     8.1 This Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of World Wide Income in accordance with the provisions of World Wide Income's Declaration of Trust, and certified copies of the resolutions evidencing such approval shall have been delivered to Diversified Income;

     8.2 On the Closing Date, no action, suit or other proceeding shall be pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein;

     8.3 All consents of other parties and all other consents, orders and permits of Federal, state and local regulatory authorities (including those of the Commission and of state Blue Sky and securities authorities, including "no-action" positions of and exemptive orders from such Federal and state authorities) deemed necessary by Diversified Income or World Wide Income to permit consummation, in all material respects, of the transactions contemplated herein shall have been obtained, except where failure to obtain any such consent, order or permit would not involve risk of a material adverse effect on the assets or properties of Diversified Income or World Wide Income;

     8.4 The Registration Statement shall have become effective under the 1933 Act, no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act;

     8.5 World Wide Income shall have declared and paid a dividend or dividends and/or other distribution or distributions that, together with all previous such dividends or distributions, shall have the effect of distributing to the World Wide Income Shareholders all of World Wide Income's investment company taxable income (computed without regard to any deduction for dividends paid) and all of its net capital gain (after reduction for any capital loss carry-forward and computed without regard to any deduction for dividends paid) for all taxable years ending on or before the Closing Date; and

     8.6 The parties shall have received the opinion of the law firm of Mayer, Brown & Platt (based on such representations as such law firm shall reasonably request), addressed to Diversified Income and World Wide Income, which opinion may be relied upon by the shareholders of World Wide Income, substantially to the effect that, for Federal income tax purposes:

     (a) The transfer of World Wide Income's assets in exchange for Diversified Income Shares and the assumption by Diversified Income of certain stated liabilities of World Wide Income followed by the distribution by World Wide Income of Diversified Income Shares to the World Wide Income Shareholders in exchange for their World Wide Income shares pursuant to and in accordance with the terms of the Reorganization Agreement will constitute a "reorganization" within the meaning of Section 368(a)(1)(C) of the Code, and World Wide Income and Diversified Income will each be a "party to a reorganization" within the meaning of Section 368(b) of the Code;

     (b) No gain or loss will be recognized by Diversified Income upon the receipt of the assets of World Wide Income solely in exchange for Diversified Income Shares and the assumption by Diversified Income of the stated liabilities of World Wide Income;

     (c) No gain or loss will be recognized by World Wide Income upon the transfer of the assets of World Wide Income to Diversified Income in exchange for Diversified Income Shares and the assumption by Diversified Income of the stated liabilities or upon the distribution of Diversified Income Shares to the World Wide Income Shareholders in exchange for their World Wide Income shares;

     (d) No gain or loss will be recognized by the World Wide Income Shareholders upon the exchange of the World Wide Income shares for Diversified Income Shares;

     (e) The aggregate tax basis for Diversified Income Shares received by each World Wide Income Shareholder pursuant to the reorganization will be the same as the aggregate tax basis of the World Wide Income Shares held by each such World Wide Income Shareholder immediately prior to the Reorganization;

     (f) The holding period of Diversified Income Shares to be received by each World Wide Income Shareholder will include the period during which the World Wide Income Shares surrendered in exchange therefor were held (provided such World Wide Income Shares were held as capital assets on the date of the Reorganization);

     (g) The tax basis of the assets of World Wide Income acquired by Diversified Income will be the same as the tax basis of such assets to World Wide Income immediately prior to the Reorganization; and

     (h) The holding period of the assets of World Wide Income in the hands of Diversified Income will include the period during which those assets were held by World Wide Income.

     Notwithstanding anything herein to the contrary, neither Diversified Income nor World Wide Income may waive the conditions set forth in this paragraph 8.6.


9. FEES AND EXPENSES

     9.1 (a) Diversified Income shall bear its expenses incurred in connection with the entering into, and carrying out of, the provisions of this Agreement, including legal, accounting, Commission registration fees and Blue Sky expenses. World Wide Income shall bear its expenses incurred in connection with the entering into and carrying out of the provisions of this Agreement, including legal and accounting fees, printing, filing and proxy solicitation expenses and portfolio transfer taxes (if any) incurred in connection with the consummation of the transactions contemplated herein.

     (b) In the event the transactions contemplated herein are not consummated by reason of World Wide Income being either unwilling or unable to go forward (other than by reason of the nonfulfillment or failure of any condition to World Wide Income's obligations specified in this Agreement), World Wide Income's only obligation hereunder shall be to reimburse Diversified Income for all reasonable out-of-pocket fees and expenses incurred by Diversified Income in connection with those transactions.

     (c) In the event the transactions contemplated herein are not consummated by reason of Diversified Income being either unwilling or unable to go forward (other than by reason of the nonfulfillment or failure of any condition to Diversified Income's obligations specified in this Agreement), Diversified Income's only obligation hereunder shall be to reimburse World Wide Income for all reasonable out-of-pocket fees and expenses incurred by World Wide Income in connection with those transactions.


10. ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

     10.1 This Agreement constitutes the entire agreement between the parties.

     10.2 The representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall survive the consummation of the transactions contemplated herein, except that the representations, warranties and covenants of World Wide Income hereunder shall not survive the dissolution and complete liquidation of World Wide Income in accordance with Section 1.9.


11. TERMINATION

     11.1 This Agreement may be terminated and the transactions contemplated hereby may be abandoned at any time prior to the Closing:

       (a) by the mutual written consent of World Wide Income and Diversified Income;

     (b) by either Diversified Income or World Wide Income by notice to the other, without liability to the terminating party on account of such termination (providing the terminating party is not otherwise in material default or breach of this Agreement) if the Closing shall not have occurred on or before September 30, 2001; or

     (c) by either Diversified Income or World Wide Income, in writing without liability to the terminating party on account of such termination (provided the terminating party is not otherwise in material default or breach of this Agreement), if (i) the other party shall fail to perform in any material respect its agreements contained herein required to be performed on or prior to the Closing Date, (ii) the other party materially breaches any of its representations, warranties or covenants contained herein, (iii) the World Wide Income shareholders fail to approve this Agreement at any meeting called for such purpose at which a quorum was present or (iv) any other condition herein expressed to be precedent to the obligations of the terminating party has not been met and it reasonably appears that it will not or cannot be met.

   11.2 (a) Termination of this Agreement pursuant to paragraphs 11.1 (a) or
   (b) shall terminate all obligations of the parties hereunder and there shall be no liability for damages on the part of Diversified Income or World Wide Income, or the trustees or officers of Diversified Income or World Wide Income, to any other party or its trustees or officers.

     (b) Termination of this Agreement pursuant to paragraph 11.1 (c) shall terminate all obligations of the parties hereunder and there shall be no liability for damages on the part of Diversified Income or World Wide Income, or the trustees or officers of Diversified Income or World Wide Income, except that any party in breach of this Agreement shall, upon demand, reimburse the non-breaching party for all reasonable out-of-pocket fees and expenses incurred in connection with the transactions contemplated by this Agreement, including legal, accounting and filing fees.


12. AMENDMENTS

     This Agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by the parties.


13. MISCELLANEOUS

     13.1 The article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

     13.2 This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

     13.3 This Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts.

     13.4 This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

     13.5 The obligations and liabilities of Diversified Income hereunder are solely those of Diversified Income. It is expressly agreed that no shareholder, nominee, trustee, officer, agent, or employee of Diversified

Income shall be personally liable hereunder. The execution and delivery of this Agreement have been authorized by the trustees of Diversified Income and signed by authorized officers of Diversified Income acting as such, and neither such authorization by such trustees nor such execution and delivery by such officers shall be deemed to have been made by any of them individually or to impose any liability on any of them personally.

     13.6 The obligations and liabilities of World Wide Income hereunder are solely those of World Wide Income. It is expressly agreed that no shareholder, nominee, trustee, officer, agent, or employee of World Wide Income shall be personally liable hereunder. The execution and delivery of this Agreement have been authorized by the trustees of World Wide Income and signed by authorized officers of World Wide Income acting as such, and neither such authorization by such trustees nor such execution and delivery by such officers shall be deemed to have been made by any of them individually or to impose any liability on any of them personally.

     IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by a duly authorized officer.



                                MORGAN STANLEY DEAN WITTER WORLD WIDE
                                INCOME TRUST



                                By:  /s/ CHARLES A. FIUMEFREDDO
                                   --------------------------------------------
                                   Name:  Charles A. Fiumefreddo
                                   Title: Chairman



                                MORGAN STANLEY DEAN WITTER DIVERSIFIED
                                INCOME TRUST



                                By:  /s/ BARRY FINK
                                   --------------------------------------------
                                   Name:  Barry Fink
                                   Title: Vice President

                 (This page has been left blank intentionally)

                                           PROSPECTUS - JANUARY  8, 2001
                                                                       EXHIBIT B

Morgan Stanley Dean Witter

                        -------------------------------------------------------



                           [GRAPHIC OMITTED]            DIVERSIFIED INCOME TRUST



A MUTUAL FUND WHOSE PRIMARY INVESTMENT OBJECTIVE IS A HIGH LEVEL OF CURRENT INCOME; AS A SECONDARY OBJECTIVE, THE FUND SEEKS TO MAXIMIZE TOTAL RETURN BUT ONLY TO THE EXTENT CONSISTENT WITH ITS PRIMARY OBJECTIVE

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

----                                                           ----



CONTENTS

The Fund                    Investment Objectives ............................1
                            Principal Investment Strategies ..................1
                            Principal Risks ..................................3
                            Past Performance .................................6
                            Fees and Expenses ................................7
                            Additional Investment Strategy Information .......8
                            Additional Risk Information .....................10
                            Fund Management .................................11
Shareholder Information     Pricing Fund Shares .............................12
                            How to Buy Shares ...............................12
                            How to Exchange Shares ..........................14
                            How to Sell Shares ..............................16
                            Distributions ...................................18
                            Tax Consequences ................................18
                            Share Class Arrangements ........................19
Financial Highlights        .................................................28
Our Family of Funds         ................................. Inside Back Cover

                            This Prospectus contains important information about the Fund. Please read it carefully and keep it for future reference.

THE FUND
           [GRAPHIC OMITTED]

      INVESTMENT OBJECTIVES
---------------------------------
          Morgan Stanley Dean Witter Diversified Income Trust seeks a high level of current income as its primary investment objective. As a secondary objective, the Fund seeks to maximize total return but only to the extent consistent with its primary objective.

          [GRAPHIC OMITTED]

      PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------

(sidebar)
INCOME
An investment objective having the goal of selecting securities to pay out income rather than rise in price.
(end sidebar)

The Fund will normally invest at least 65% of its assets in a diversified portfolio of fixed-income securities. The Fund's "Investment Manager," Morgan Stanley Dean Witter Advisors Inc., attempts to equally allocate approximately one-third of the Fund's assets among three separate groups or market segments of fixed-income securities. The Investment Manager will adjust the Fund's assets not less than quarterly to reflect any changes in the relative values of the securities in each group so that following the adjustment the value of the investments in each group will be equal to the extent practicable. The Investment Manager diversifies investments among the groups in an effort to reduce overall portfolio risk a general downturn in one group may be offset by a rise in another.


The three groups of Fund investments include: (1) global securities; (2) mortgage-backed securities and U.S. Government securities; and (3) high yield securities.


(1) Global Securities. The securities in the first group include:

o Fixed-income securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities or fixed-income securities issued or guaranteed by a foreign government or supranational organization or any of their instrumentalities or fixed-income securities issued by a corporation, all of which are rated in one of the four highest bond rating categories by either Standard & Poor's ("S&P") or Moody's Investors Service ("Moody's") or, if unrated, are determined by the Investment Manager to be of equivalent quality;

o Certificates of deposit and bankers' acceptances (a) issued or guaranteed by, or time deposits maintained at, banks and (b) rated in the two highest short-term rating categories by either S&P, Moody's or Duff & Phelps or, if unrated, are determined by the Investment Manager to be of high creditworthiness; and

o Commercial paper rated in the two highest short-term rating categories by either S&P, Moody's or Duff & Phelps or, if unrated, issued by U.S. or foreign companies having outstanding debt securities rated A or higher by S&P or Moody's.


The Investment Manager will actively manage the Fund's assets in this group in accordance with a global market strategy which may also include entering into forward foreign currency exchange contracts. Consistent with this strategy, the Investment Manager intends to allocate the Fund's investments among securities denominated in the currencies of a number of foreign countries and, within each such country, among different types of debt securities.


(2) Mortgage-Backed Securities and U.S. Government Securities. The securities in the second group include:

o Fixed-rate and adjustable rate mortgage-backed securities that are issued or guaranteed by the U.S. Government, its agencies or instrumentalities or by private issuers that are rated in the highest bond rating category by Moody's or S&P or, if not rated, are determined to be of comparable quality by the Investment Manager;

o U.S. Treasury securities, such as bills, notes, bonds and zero coupon securities (without restrictions as to remaining maturity at time of purchase); and

o U.S. Government agency securities, such as discount notes, medium-term notes, debentures and zero coupon securities which are purchased at a discount and either (i) pay no interest, or (ii) accrue interest, but make no payments until maturity (without restrictions as to remaining maturity at time of purchase).


(3) High Yield Securities. The securities in the third group include high yield, high risk fixed-income securities rated Baa or lower by Moody's or BBB or lower by S&P or, if not rated, are determined by the Investment Manager to be of comparable quality. Fixed-income securities rated Ba or lower by Moody's or BB or lower by S&P are considered speculative investments, commonly known as "junk bonds." The securities in this group may include both convertible and non-convertible debt securities and preferred stock. They also may include "Rule 144A" securities, which are subject to resale restrictions. The Fund does not have any minimum quality rating standard for this group of investments. Thus, the Fund may invest in fixed-income securities that may already be in default on payment of interest or principal.

                                      ***

Fixed-income securities are debt securities and can take the form of bonds, notes or commercial paper. The issuer of the debt security borrows money from the investor who buys the security. Most debt securities pay either fixed or adjustable rates of interest at regular intervals until they mature, at which point investors get their principal back.


In addition to the three groups of fixed-income securities, the Fund may also invest in options and futures, forward currency contracts, and common stock and warrants.


In pursuing the Fund's investment objectives, the Investment Manager has considerable leeway in deciding which investments it buys, holds or sells on a day-to-day basis -- and which trading strategies it uses. For example, the Investment Manager in its discretion may determine to use some permitted trading strategies while not using others.

      [GRAPHIC OMITTED]


      PRINCIPAL RISKS
--------------------------

There is no assurance that the Fund will achieve its investment objectives. The Fund's share price and yield will fluctuate with changes in the market value of the Fund's portfolio securities. The Fund's yield also will vary based on the yield of the Fund's portfolio securities. Neither the value nor the yield of the U.S. Government securities that the Fund invests in (or the value or yield of the Fund's shares) is guaranteed by the U.S. Government. When you sell Fund shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Fund.


Fixed-Income Securities. Principal risks of investing in the Fund are associated with its fixed-income investments. All fixed-income securities are subject to two types of risk: credit risk and interest rate risk. Credit risk refers to the possibility that the issuer of a security will be unable to make interest payments and/or repay the principal on its debt.


Interest rate risk refers to fluctuations in the value of a fixed-income security resulting from changes in the general level of interest rates. When the general level of interest rates goes up, the prices of most fixed-income securities go down. When the general level of interest rates goes down, the prices of most fixed-income securities go up. (Zero coupon securities are typically subject to greater price fluctuations than comparable securities that pay current interest.) As merely illustrative of the relationship between fixed-income securities and interest rates, the following table shows how interest rates affect bond prices.


HOW INTEREST RATES AFFECT BOND PRICES

                               PRICE PER $1,000 OF A BOND IF INTEREST RATES:
                               ---------------------------------------------
                                     INCREASE                DECREASE
                               ---------------------   ---------------------
BOND MATURITY       COUPON         1%          2%          1%          2%
  1 Year          N/A          $1,000      $1,000      $1,000      $1,000
  5 Years         5.75%        $  992      $  959      $1,063      $1,101
  10 Years        5.75%        $  976      $  913      $1,118      $1,120
  30 Years        6.25%        $  973      $  858      $1,287      $1,502

Coupons reflect yields on Treasury securities as of December 31, 2000. The table is not representative of price changes for mortgage-backed or asset-backed securities principally because of prepayment risk, and it is not representative of high yield securities. In addition, the table is an illustration and does not represent expected yields or share price changes of any Morgan Stanley Dean Witter mutual fund.


The Fund is not limited as to the maturities of the securities in which it may invest. Thus, a rise in the general level of interest rates may cause the price of the Fund's portfolio securities to fall substantially.

Foreign Securities. The Fund's investments in foreign securities involve risks in addition to the risks associated with domestic securities. One additional risk is currency risk. While the price of Fund shares is quoted and redemption proceeds are paid in U.S. dollars, the Fund generally converts U.S. dollars to a foreign market's local currency to purchase a security in that market. If the value of that local currency falls relative to the U.S. dollar, the U.S. dollar value of the foreign security will decrease. This is true even if the foreign security's local price remains unchanged.


Foreign securities (including depository receipts) also have risks related to political and economic developments abroad, including expropriations, confiscatory taxation, exchange control regulation, limitations on the use or transfer of Fund assets, and any effects of foreign social, economic or political instability. Foreign companies, in general, are not subject to the regulatory requirements of U.S. companies and, as such, there may be less publicly available information about these companies. Moreover, foreign accounting, auditing and financial reporting standards generally are different from those applicable to U.S. companies. Finally, in the event of a default of any foreign debt obligations, it may be more difficult for the Fund to obtain or enforce a judgment against the issuers of the securities.


Securities of foreign issuers may be less liquid than comparable securities of U.S. issuers and, as such, their price changes may be more volatile. Furthermore, foreign exchanges and broker-dealers are generally subject to less government and exchange scrutiny and regulation than their U.S. counterparts. In addition, differences in clearance and settlement procedures in foreign markets may occasion delays in settlement of the Fund's trades effected in those markets and could result in losses to the Fund due to subsequent declines in the value of the securities subject to the trades.


Mortgage-Backed Securities. Mortgage-backed securities in which the Fund may invest have different risk characteristics than traditional debt securities. Although generally the value of fixed-income securities increases during periods of falling interest rates and decreases during periods of rising interest rates, this is not always the case with mortgage-backed securities. This is due to the fact that principal on underlying mortgages may be prepaid at any time as well as other factors. Generally, prepayments will increase during a period of falling interest rates and decrease during a period of rising interest rates. The rate of prepayments also may be influenced by economic and other factors. Prepayment risk includes the possibility that, as interest rates fall, securities with stated interest rates may have the principal prepaid earlier than expected, requiring the Fund to invest the proceeds at generally lower interest rates.


Investments in mortgage-backed securities are made based upon, among other things, expectations regarding the rate of prepayments on underlying mortgage pools. Rates of prepayment, faster or slower than expected by the Investment Manager, could reduce the Fund's yield, increase the volatility of the Fund and/or cause a decline in net asset value. Certain mortgage-backed securities may be more volatile and less liquid than other traditional types of debt securities.


High Yield Securities. The Fund's investments in high yield securities, commonly known as "junk bonds," pose significant risks. The prices of high yield securities are likely to be more sensitive to adverse economic changes or individual corporate developments than higher rated securities. During an economic downturn or substantial period of rising interest rates, junk bond issuers and, in particular, highly leveraged issuers may experience financial stress that would adversely affect their ability to service their principal and interest payment obligations, to meet their projected business goals or to obtain additional financing. In the event of a default, the Fund may incur additional expenses to seek recovery. The Rule 144A securities could have the effect of increasing the level of Fund illiquidity to the extent the Fund may be unable to find qualified institutional buyers interested in purchasing the securities. In addition, periods of economic uncertainty and change probably would result in an increased volatility of market prices of high yield securities and a corresponding volatility in the Fund's net asset value.


Other Risks. The performance of the Fund also will depend on whether the Investment Manager is successful in pursuing the Fund's investment strategy. The Fund is also subject to other risks from its permissible investments including the risks associated with its options and futures, forward currency contracts, common stock and warrants and convertible securities investments. For more information about these risks, see the "Additional Risk Information" section.

Shares of the Fund are not bank deposits and are not guaranteed or insured by the FDIC or any other government agency.

      [GRAPHIC OMITTED]

      PAST PERFORMANCE
----------------------------
          The bar chart and table below provide some indication of the risks of investing in the Fund. The Fund's past performance does not indicate how the Fund will perform in the future.


(sidebar)
ANNUAL TOTAL RETURNS
This chart shows how the performance of the Fund's Class B shares has varied from year to year over the past 8 calendar years.


AVERAGE ANNUAL TOTAL RETURNS
This table compares the Fund's average annual total returns with those of a broad measure of market performance over time. The Fund's returns include the maximum applicable sales charge for each Class and assume you sold your shares at the end of each period.
(end sidebar)

                     ANNUAL TOTAL RETURNS -- CALENDAR YEARS

                             [GRAPHIC OMITTED]

The bar chart reflects the performance of Class B shares; the performance of the other Classes will differ because the Classes have different ongoing fees. The performance information in the bar chart does not reflect the deduction of sales charges; if these amounts were reflected, returns would be less than shown.





During the periods shown in the bar chart, the highest return for a calendar quarter was 4.34% (quarter ended March 31, 1993) and the lowest return for a calendar quarter was --4.02% (quarter ended December 31, 2000).


                         AVERAGE ANNUAL TOTAL RETURNS (AS OF DECEMBER 31, 2000)

                                                                 LIFE OF THE FUND
                                PAST 1 YEAR     PAST 5 YEARS      (SINCE 4/9/92)
  Class A(1)                     -12.15%         --                     --
  Class B                        -12.88%       0.62%                  3.39%
  Class C(1)                      -9.51%         --                     --
  Class D(1)                      -7.89%         --                     --
  Lehman Brothers U.S.
  Government/Credit Index(2)      10.12%        6.11%                  6.84%3

1  Classes A, C and D commenced operations on July 28, 1997.

2 The Lehman Brothers U.S. Government/Credit Index (formerly Lehman Brothers Intermediate Government/Corporate Index) tracks the performance of government and corporate obligations, including U.S. Government agency and Treasury securities, and corporate and Y ankee bonds with maturities of 1 to 10 years. The performance of the Index does not include any expenses, fees or charges. The Index is unmanaged and should not be considered an investment.

3  For the period April 30, 1992 to December 31, 2000.

        [GRAPHIC OMITTED]

      FEES AND EXPENSES
-----------------------------
          The table below briefly describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The Fund offers four Classes of shares: Classes A, B, C and D. Each Class has a different combination of fees, expenses and other features. The Fund does not charge account or exchange fees. See the "Share Class Arrangements" section for further fee and expense information.

(sidebar)
SHAREHOLDER FEES
These fees are paid directly from
your investment.

ANNUAL FUND
OPERATING EXPENSES
These expenses are deducted
from the Fund's assets and are
based on expenses paid for the
fiscal year ended October 31,
2000.
(end sidebar)

                                                     CLASS A       CLASS B       CLASS C      CLASS D
  SHAREHOLDER FEES
  Maximum sales charge (load) imposed on
  purchases (as a percentage of offering price)        4.25%(1)       None        None         None
  Maximum deferred sales charge (load) (as a
  percentage based on the lesser of the offering
  price or net asset value at redemption)              None(2)        5.00%(3)    1.00%(4)     None
  ANNUAL FUND OPERATING EXPENSES
  Management fee                                       0.40%          0.40%       0.40%        0.40%
  Distribution and service (12b-1) fees                0.20%          0.85%       0.85%        None
  Other expenses                                       0.13%          0.13%       0.13%        0.13%
  Total annual Fund operating expenses                 0.73%          1.38%       1.38%        0.53%

1  Reduced for purchases of $25,000 and over.

2 Investments that are not subject to any sales charge at the time of purchase are subject to a contingent deferred sales charge ("CDSC") of 1.00% that will be imposed if you sell your shares within one year after purchase, except for certain specific circumstances.

3 The CDSC is scaled down to 1.00% during the sixth year, reaching zero thereafter. See "Share Class Arrangements" for a complete discussion of the CDSC.

4  Only applicable if you sell your shares within one year after purchase.

----                                                           ----




EXAMPLE

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.


The example assumes that you invest $10,000 in the Fund, your investment has a 5% return each year, and the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, the tables below show your costs at the end of each period based on these assumptions depending upon whether or not you sell (redeem) your shares at the end of each period.

                    IF YOU SOLD YOUR SHARES                 IF YOU HELD YOUR SHARES
            --------------------------------------- ---------------------------------------
             1 YEAR   3 YEARS   5 YEARS   10 YEARS    1 YEAR   3 YEARS   5 YEARS   10 YEARS
            -------- --------- --------- ---------- --------- --------- --------- ---------
  CLASS A     $496      $648      $814     $1,293    $  496      $648      $814    $1,293
-----------   ----      ----      ----     ------    ------      ----      ----    ------
  CLASS B     $640      $737      $955     $1,657    $  140      $437      $755    $1,657
-----------   ----      ----      ----     ------    ------      ----      ----    ------
  CLASS C     $240      $437      $755     $1,657    $  140      $437      $755    $1,657
-----------   ----      ----      ----     ------    ------      ----      ----    ------
  CLASS D     $ 54      $170      $296     $  665    $   54      $170      $296    $  665
-----------   ----      ----      ----     ------    ------      ----      ----    ------

Long-term shareholders of Class B and Class C may pay more in sales charges, including distribution fees, than the economic equivalent of the maximum front-end sales charges permitted by the NASD.

[GRAPHIC OMITTED]

ADDITIONAL INVESTMENT STRATEGY INFORMATION
---------------------------------------------------------
This section provides additional information relating to the Fund's principal investment strategies.

Mortgage-Backed Securities. One type of mortgage-backed security, in which the Fund may invest, is a mortgage pass-through security. These securities represent a participation interest in a pool of residential mortgage loans originated by U.S. governmental or private lenders such as banks. They differ from conventional debt securities, which provide for periodic payment of interest in fixed amounts and principal payments at maturity or on specified call dates. Mortgage pass-through securities provide for monthly payments that are a "pass-through" of the monthly interest and principal payments made by the individual borrowers on the pooled mortgage loans.

The Fund may invest in mortgage pass-through securities that are issued or guaranteed by the Government National Mortgage Association, the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation. These securities are either direct obligations of the U.S. Government, or the issuing agency/instrumentality has the right to borrow from the U.S. Treasury to meet its obligations, although the Treasury is not legally required to extend credit to the agency/instrumentality.


Private mortgage pass-through securities also can be Fund investments. They are issued by private originators of and investors in mortgage loans, including savings and loan associations and mortgage banks. Since private mortgage pass-through securities typically are not guaranteed by an entity having the credit status of a U.S. Government agency, the securities generally are structured with one or more type of credit enhancement.


Options and Futures. The Fund may invest in put and call options with respect to foreign currencies and futures on interest rate indexes. Options and futures may be used to seek to protect against a decline in securities or currency prices or an increase in prices of securities or currencies that may be purchased.


Forward Currency Contracts. The Fund's investments also may include forward currency contracts, which involve the purchase or sale of a specific amount of foreign currency at the current price with delivery at a specified future date. The Fund may use these contracts to hedge against adverse price movements in its portfolio securities and the currencies in which they are denominated. The Fund also may enter into "cross-currency" hedging transactions involving currencies other than those in which securities are held or proposed to be purchased are denominated. The Fund may engage in "anticipatory" hedging transactions in which it purchases a specific amount of a foreign currency in order to lock in the current exchange rate of a currency in which a security that the Fund intends to purchase in the future is denominated. The Fund may close out the anticipatory hedge without purchasing the security.


Common Stock and Warrants. The Fund may invest up to 20% of its assets in common stocks. The Fund may acquire stock, among other ways, directly or upon exercise of warrants attached to other securities or included in a unit with fixed-income securities or acquired upon conversions of fixed-income securities.


Convertible Securities. The Fund may invest in convertible securities which are securities that generally pay dividends or interest and may be converted into common stock. These securities may carry risks associated with both fixed-income securities and common stocks. To the extent that a convertible security's investment value is greater than its conversion value, its price will be likely to increase when interest rates fall and decrease when interest rates rise, as with a fixed-income security. If the conversion value exceeds the investment value, the price of the convertible security will tend to fluctuate directly with the price of the underlying equity security.


Defensive Investing. The Fund may take temporary "defensive" positions that are inconsistent with the Fund's principal investment strategies in attempting to respond to adverse market conditions. The Fund may invest any amount of its assets in cash or money market instruments in a defensive posture when the Investment Manager believes it is advisable to do so. Although taking a defensive posture is designed to protect the Fund from an anticipated market downturn, it could have the effect of reducing the benefit from any upswing in the market. When the Fund takes a defensive position, it may not achieve its investment objectives.

The percentage limitations relating to the composition of the Fund's portfolio apply at the time the Fund acquires an investment. Other than percentage limits relating to illiquid securities, subsequent percentage changes that result from market fluctuations will not require the Fund to sell any portfolio security. The Fund may change its principal investment strategies without shareholder approval; however, you would be notified of any changes.


[GRAPHIC OMITTED]

      ADDITIONAL RISK INFORMATION
----------------------------------------
This section provides additional information relating to the principal risks of investing in the Fund.


Options and Futures. If the Fund invests in options and/or futures, its participation in these markets would subject the Fund's portfolio to certain risks. The Investment Manager's predictions of movements in the direction of the bond, currency or interest rate markets may be inaccurate, and the adverse consequences to the Fund (e.g., a reduction in the Fund's net asset value or a reduction in the amount of income available for distribution) may leave the Fund in a worse position than if these strategies were not used. Other risks inherent in the use of options and futures include, for example, the possible imperfect correlation between the price of options and futures contracts and movements in the prices of the securities being hedged, and the possible absence of a liquid secondary market for any particular instrument. Certain options may be over-the-counter options, which are options negotiated with dealers; there is no secondary market for these investments.


Forward Currency Contracts. Participation in forward currency contracts also involves risks. If the Investment Manager employs a strategy that does not correlate well with the Fund's investments or the currencies in which the investments are denominated, currency contracts could result in a loss. The contracts also may increase the Fund's volatility and may involve a significant risk.


Common Stocks and Warrants. The Fund's investment in common stocks and warrants involve risks. In general, stock values fluctuate in response to activities specific to the company as well as general market, economic and political conditions. Stock prices can fluctuate widely in response to these factors.


Convertible Securities. The Fund's investments in convertible securities subject the Fund to the risks associated with both fixed-income securities and common stocks. To the extent that a convertible security's investment value is greater than its conversion

----                                                           ----


value, its price will be likely to increase when interest rates fall and decrease when interest rates rise, as with a fixed-income security. If the conversion value exceeds the investment value, the price of the convertible security will tend to fluctuate directly with the price of the underlying equity security. Because there are no credit quality restrictions concerning the Fund's convertible securities investments, these investments may be speculative in nature.

(sidebar)
MORGAN STANLEY DEAN
WITTER ADVISORS INC.
The Investment Manager is widely recognized as a leader in the mutual fund industry and together with Morgan Stanley Dean Witter Services Company Inc., its wholly-owned subsidiary, had approximately $150 billion in assets under management as of November 30, 2000.
(end sidebar)

  [GRAPHIC OMITTED]

       FUND MANAGEMENT
----------------------------

The Fund has retained the Investment Manager -- Morgan Stanley Dean Witter Advisors Inc. -- to provide administrative services, manage its business affairs and invest its assets, including the placing of orders for the purchase and sale of portfolio securities. The Investment Manager is a wholly-owned subsidiary of Morgan Stanley Dean Witter & Co., a preeminent global financial services firm that maintains leading market positions in each of its three primary businesses: securities, asset management and credit services. Its main business office is located at Two World Trade Center, New York, NY 10048.

W. David Armstrong, Stephen F. Esser and Paul F. O'Brien are the Fund's primary portfolio managers. Mr. Armstrong is a Managing Director of the Investment Manager as well as a Managing Director and member of the Interest Rate Research Team of Miller Anderson & Sherrerd, LLP ("MAS"), an affiliate of the Investment Manager (since 1998), and prior thereto was a Senior Vice President of Lehman Brothers (1995-1998). Mr. Esser is a Managing Director of the Investment Manager as well as a Managing Director of MAS. Mr. Esser has been managing portfolios for MAS and investment advisory affiliates of MAS for over five years. Mr. O'Brien is a Principal of the Investment Manager as well as a Principal and member of the Interest Rate Research Team of MAS (since 1996) and prior thereto was an Economist at JP Morgan (1994-1996).


The Fund pays the Investment Manager a monthly management fee as full compensation for the services and facilities furnished to the Fund, and for Fund expenses assumed by the Investment Manager. The fee is based on the Fund's average daily net assets. For the fiscal year ended October 31, 2000, the Fund accrued total compensation to the Investment Manager amounting to 0.40% of the Fund's average daily net assets.

SHAREHOLDER INFORMATION

[GRAPHIC OMITTED]

       PRICING FUND SHARES
-------------------------------

The price of Fund shares (excluding sales charges), called "net asset value," is based on the value of the Fund's portfolio securities. While the assets of each Class are invested in a single portfolio of securities, the net asset value of each Class will differ because the Classes have different ongoing distribution fees.


The net asset value is determined once daily at 4:00 p.m. Eastern time on each day that the New York Stock Exchange is open (or, on days when the New York Stock Exchange closes prior to 4:00 p.m., at such earlier time). Shares will not be priced on days that the New York Stock Exchange is closed.


The value of the Fund's portfolio securities is based on the securities' market price when available. When a market price is not readily available, including circumstances under which the Investment Manager determines that a security's market price is not accurate, a portfolio security is valued at its fair value, as determined under procedures established by the Fund's Board of Trustees. In these cases, the Fund's net asset value will reflect certain portfolio securities' fair value rather than their market price. With respect to securities that are primarily listed on foreign exchanges, the value of the Fund's portfolio securities may change on days when you will not be able to purchase or sell your shares.


An exception to the Fund's general policy of using market prices concerns its short-term debt portfolio securities. Debt securities with remaining maturities of sixty days or less at the time of purchase may be valued at amortized cost. However, if the cost does not reflect the securities' market value, these securities will be valued at their fair value.

(sidebar)
CONTACTING A FINANCIAL ADVISOR
If you are new to the Morgan Stanley Dean Witter Family of Funds and would like to contact a Financial Advisor, call (877) 937-MSDW (toll-free) for the telephone number of the Morgan Stanley Dean Witter office nearest you. You may also access our office locator on our Internet site at:
www.msdwadvice.com/funds
(end sidebar)

[GRAPHIC OMITTED]

      HOW TO BUY SHARES
------------------------------

You may open a new account to buy Fund shares or buy additional Fund shares for an existing account by contacting your Morgan Stanley Dean Witter Financial Advisor. Your Financial Advisor or other authorized financial representative will assist you, step-by-step, with the procedures to invest in the Fund. You may also purchase shares directly by calling the Fund's transfer agent and requesting an application.


Because every investor has different immediate financial needs and long-term investment goals, the Fund offers investors four Classes of shares: Classes A, B, C and D. Class D shares are only offered to a limited group of investors. Each Class of shares offers a distinct structure of sales charges, distribution and service fees, and other features that are designed to address a variety of needs. Your

Financial Advisor or other authorized financial representative can help you decide which Class may be most appropriate for you. When purchasing Fund shares, you must specify which Class of shares you wish to purchase.


When you buy Fund shares, the shares are purchased at the next share price calculated (less any applicable front-end sales charge for Class A shares) after we receive your purchase order. Your payment is due on the third business day after you place your purchase order. We reserve the right to reject any order for the purchase of Fund shares.



(sidebar)
EASYINVEST(SM)
A purchase plan that allows you to transfer money automatically from your checking or savings account or from a Money Market Fund on a semi-monthly, monthly or quarterly basis. Contact your Morgan Stanley Dean Witter Financial Advisor for further information about this service.
(end sidebar)


MINIMUM INVESTMENT AMOUNTS
                                                         MINIMUM INVESTMENT
INVESTMENT OPTIONS                                       INITIAL      ADDITIONAL
  Regular Accounts                                   $   1,000         $  100
  Individual Retirement Accounts:   Regular IRAs     $   1,000         $  100
                                    Education IRAs   $     500         $  100
  EasyInvest(SM)
  (Automatically from your
  checking or savings account
  or Money Market Fund)                              $     100*        $  100*

* Provided your schedule of investments totals $1,000 in twelve months.

There is no minimum investment amount if you purchase Fund shares through: (1) the Investment Manager's mutual fund asset allocation plan, or (2) a program, approved by the Fund's distributor, in which you pay an asset-based fee for advisory, administrative and/or brokerage services, (3) the following programs approved by the Fund's distributor: (i) qualified state tuition plans described in Section 529 of the Internal Revenue Code and (ii) certain other investment programs that do not charge an asset-based fee, or (4) employer-sponsored employee benefit plan accounts.


Investment Options for Certain Institutional and Other Investors/Class D Shares. To be eligible to purchase Class D shares, you must qualify under one of the investor categories specified in the "Share Class Arrangements" section of this Prospectus.


Subsequent Investments Sent Directly to the Fund. In addition to buying additional Fund shares for an existing account by contacting your Morgan Stanley Dean Witter Financial Advisor, you may send a check directly to the Fund. To buy additional shares in this manner:

o Write a "letter of instruction" to the Fund specifying the name(s) on the account, the account number, the social security or tax identification number, the Class of shares you wish to purchase and the investment amount (which would include any applicable front-end sales charge). The letter must be signed by the account owner(s).

o Make out a check for the total amount payable to: Morgan Stanley Dean Witter Diversified Income Trust.

o Mail the letter and check to Morgan Stanley Dean Witter Trust FSB at P.O. Box 1040, Jersey City, NJ 07303.

      [GRAPHIC OMITTED]

      HOW TO EXCHANGE SHARES
------------------------------------

Permissible Fund Exchanges. You may exchange shares of any Class of the Fund for the same Class of any other continuously offered Multi-Class Fund, or for shares of a No-Load Fund, a Money Market Fund, North American Government Income Trust or Short-Term U.S. Treasury Trust, without the imposition of an exchange fee. In addition, Class A shares of the Fund may be exchanged for shares of an FSC Fund (funds subject to a front-end sales charge). See the inside back cover of this Prospectus for each Morgan Stanley Dean Witter Fund's designation as a Multi-Class Fund, No-Load Fund, Money Market Fund or FSC Fund. If a Morgan Stanley Dean Witter Fund is not listed, consult the inside back cover of that fund's prospectus for its designation.


Exchanges may be made after shares of the fund acquired by purchase have been held for thirty days. There is no waiting period for exchanges of shares acquired by exchange or dividend reinvestment. The current prospectus for each fund describes its investment objective(s), policies and investment minimums, and should be read before investment. Since exchanges are available only into continuously offered Morgan Stanley Dean Witter Funds, exchanges are not available into any new Morgan Stanley Dean Witter Fund during its initial offering period, or when shares of a particular Morgan Stanley Dean Witter Fund are not being offered for purchase.


Exchange Procedures. You can process an exchange by contacting your Morgan Stanley Dean Witter Financial Advisor or other authorized financial representative. Otherwise, you must forward an exchange privilege authorization form to the Fund's transfer agent -- Morgan Stanley Dean Witter Trust FSB -- and then write the transfer agent or call (800) 869-NEWS to place an exchange order. You can obtain an exchange privilege authorization form by contacting your Financial Advisor or other authorized financial representative, or by calling
(800) 869-NEWS. If you hold share certificates, no exchanges may be processed until we have received all applicable share certificates.


An exchange to any Morgan Stanley Dean Witter Fund (except a Money Market Fund) is made on the basis of the next calculated net asset values of the funds involved after the exchange instructions are accepted. When exchanging into a Money Market Fund, the Fund's shares are sold at their next calculated net asset value and the Money Market Fund's shares are purchased at their net asset value on the following business day.

The Fund may terminate or revise the exchange privilege upon required notice. The check writing privilege is not available for Money Market Fund shares you acquire in an exchange.


Telephone Exchanges. For your protection when calling Morgan Stanley Dean Witter Trust FSB, we will employ reasonable procedures to confirm that exchange instructions communicated over the telephone are genuine. These procedures may include requiring various forms of personal identification such as name, mailing address, social security or other tax identification number. Telephone instructions also may be recorded.


Telephone instructions will be accepted if received by the Fund's transfer agent between 9:00 a.m. and 4:00 p.m. Eastern time on any day the New York Stock Exchange is open for business. During periods of drastic economic or market changes, it is possible that the telephone exchange procedures may be difficult to implement, although this has not been the case with the Fund in the past.


Margin Accounts. If you have pledged your Fund shares in a margin account, contact your Morgan Stanley Dean Witter Financial Advisor or other authorized financial representative regarding restrictions on the exchange of such shares.


Tax Considerations of Exchanges. If you exchange shares of the Fund for shares of another Morgan Stanley Dean Witter Fund, there are important tax considerations. For tax purposes, the exchange out of the Fund is considered a sale of Fund shares -- and the exchange into the other fund is considered a purchase. As a result, you may realize a capital gain or loss.


You should review the "Tax Consequences" section and consult your own tax professional about the tax consequences of an exchange.


Limitations on Exchanges. Certain patterns of past exchanges and/or purchase or sale transactions involving the Fund or other Morgan Stanley Dean Witter Funds may result in the Fund limiting or prohibiting, at its discretion, additional purchases and/or exchanges. Determinations in this regard may be made based on the frequency or dollar amount of the previous exchanges or purchase or sale transactions. You will be notified in advance of limitations on your exchange privileges.


CDSC Calculations on Exchanges. See the "Share Class Arrangements" section of this Prospectus for a further discussion of how applicable contingent deferred sales charges (CDSCs) are calculated for shares of one Morgan Stanley Dean Witter Fund that are exchanged for shares of another.


For further information regarding exchange privileges, you should contact your Morgan Stanley Dean Witter Financial Advisor or call (800) 869-NEWS.

    [GRAPHIC OMITTED]

      HOW TO SELL SHARES
-------------------------------
You can sell some or all of your Fund shares at any time. If you sell Class A, Class B or Class C shares, your net sale proceeds are reduced by the amount of any applicable CDSC. Your shares will be sold at the next price calculated after we receive your order to sell as described below.

OPTIONS               PROCEDURES
--------------------- --------------------------------------------------------------------------------------------------
  Contact Your        To sell your shares, simply call your Morgan Stanley Dean Witter Financial Advisor or other
  Financial Advisor   authorized financial representative.
                      --------------------------------------------------------------------------------------------------
[GRAPHIC OMITTED]     Payment will be sent to the address to which the account is registered or deposited in your brokerage account.
--------------------- --------------------------------------------------------------------------------------------------
  By Letter           You can also sell your shares by writing a "letter of instruction" that includes:
                       o  your account number;
[GRAPHIC OMITTED]      o  the dollar amount or the number of shares you wish to sell;
                       o  the Class of shares you wish to sell; and
                       o  the signature of each owner as it appears on the account.
                      --------------------------------------------------------------------------------------------------
                      If you are requesting payment to anyone other than the registered owner(s) or that payment be sent to any address other than the address of the registered owner(s) or pre-designated bank account, you will need a signature guarantee. You can obtain a signature guarantee from an eligible guarantor acceptable to Morgan Stanley Dean Witter Trust FSB. (You should contact Morgan Stanley Dean Witter Trust FSB at (800) 869-NEWS for a determination as to whether a particular institution is an eligible guarantor.) A notary public cannot provide a signature guarantee. Additional documentation may be required for shares held by a corporation, partnership, trustee or executor.
                      --------------------------------------------------------------------------------------------------
                      Mail the letter to Morgan Stanley Dean Witter Trust FSB at P.O. Box 983, Jersey City,
                      NJ 07303. If you hold share certificates, you must return the certificates, along with the letter and any required additional documentation.
                      --------------------------------------------------------------------------------------------------
                      A check will be mailed to the name(s) and address in which the account is registered, or otherwise according to your instructions.
                      --------------------------------------------------------------------------------------------------
  Systematic          If your investment in all of the Morgan Stanley Dean Witter Family of Funds has a total
  Withdrawal Plan     market value of at least $10,000, you may elect to withdraw amounts of $25 or more, or in any whole percentage of a fund's balance (provided the amount is at least $25), on a monthly,
 [GRAPHIC OMITTED]    quarterly, semi-annual or annual basis, from any fund with a balance of at least $1,000. Each time you add a fund to the plan, you must meet the plan requirements.
                      --------------------------------------------------------------------------------------------------
                      Amounts withdrawn are subject to any applicable CDSC.  A CDSC may be waived under certain circumstances. See the Class B waiver categories listed in the "Share Class
                      Arrangements" section of this Prospectus.
                      --------------------------------------------------------------------------------------------------
                      To sign up for the Systematic Withdrawal Plan, contact your Morgan Stanley Dean Witter
                      Financial Advisor or call (800) 869-NEWS. You may terminate or suspend your plan at any time. Please remember that withdrawals from the plan are sales of shares, not Fund
                      "distributions," and ultimately may exhaust your account balance. The Fund may terminate or revise the plan at any time.

Payment for Sold Shares. After we receive your complete instructions to sell as described above, a check will be mailed to you within seven days, although we will attempt to make payment within one business day. Payment may also be sent to your brokerage account.


Payment may be postponed or the right to sell your shares suspended under unusual circumstances. If you request to sell shares that were recently purchased by check, your sale will not be effected until it has been verified that the check has been honored.


Tax Considerations. Normally, your sale of Fund shares is subject to federal and state income tax. You should review the "Tax Consequences" section of this Prospectus and consult your own tax professional about the tax consequences of a sale.


Reinstatement Privilege. If you sell Fund shares and have not previously exercised the reinstatement privilege, you may, within 35 days after the date of sale, invest any portion of the proceeds in the same Class of Fund shares at their net asset value and receive a pro rata credit for any CDSC paid in connection with the sale.


Involuntary Sales. The Fund reserves the right, on sixty days' notice, to sell the shares of any shareholder (other than shares held in an IRA or 403(b) Custodial Account) whose shares, due to sales by the shareholder, have a value below $100, or in the case of an account opened through EasyInvestSM, if after 12 months the shareholder has invested less than $1,000 in the account.


However, before the Fund sells your shares in this manner, we will notify you and allow you sixty days to make an additional investment in an amount that will increase the value of your account to at least the required amount before the sale is processed. No CDSC will be imposed on any involuntary sale.


Margin Accounts. If you have pledged your Fund shares in a margin account, contact your Morgan Stanley Dean Witter Financial Advisor or other authorized financial representative regarding restrictions on the sale of such shares.

(sidebar)
TARGETED DIVIDENDS(SM)
You may select to have your Fund distributions automatically invested in other Classes of Fund shares or Classes of another Morgan Stanley Dean Witter Fund that you own. Contact your Morgan Stanley Dean Witter Financial Advisor for further information about this service.
(end sidebar)

   [GRAPHIC OMITTED]

      DISTRIBUTIONS
------------------------

The Fund passes substantially all of its earnings from income and capital gains along to its investors as "distributions." The Fund earns interest from fixed-income investments and income from stocks. These amounts are passed along to Fund shareholders as "income dividend distributions." The Fund realizes capital gains whenever it sells securities for a higher price than it paid for them. These amounts may be passed along as "capital gain distributions."


The Fund declares income dividends separately for each Class. Distributions paid on Class A and Class D shares usually will be higher than for Class B and Class C because distribution fees that Class B and Class C pay are higher. Normally, income dividends are distributed to shareholders monthly. Capital gains, if any, are usually distributed in December. The Fund, however, may retain and reinvest any long-term capital gains. The Fund may at times make payments from sources other than income or capital gains that represent a return of a portion of your investment.


Distributions are reinvested automatically in additional shares of the same Class and automatically credited to your account, unless you request in writing that all distributions be paid in cash. If you elect the cash option, the Fund will mail a check to you no later than seven business days after the distribution is declared. However, if you purchase Fund shares through a Financial Advisor within three business days prior to the record date for the distribution, the distribution will automatically be paid to you in cash, even if you did not request to receive all distributions in cash. No interest will accrue on uncashed checks. If you wish to change how your distributions are paid, your request should be received by the Fund's transfer agent, Morgan Stanley Dean Witter Trust FSB, at least five business days prior to the record date of the distributions.

    [GRAPHIC OMITTED]

       TAX CONSEQUENCES
----------------------------

As with any investment, you should consider how your Fund investment will be taxed. The tax information in this Prospectus is provided as general information. You should consult your own tax professional about the tax consequences of an investment in the Fund.

Unless your investment in the Fund is through a tax-deferred retirement account, such as a 401(k) plan or IRA, you need to be aware of the possible tax consequences when:

           o  The Fund makes distributions; and

           o You sell Fund shares, including an exchange to another Morgan Stanley Dean Witter Fund.

Taxes on Distributions. Your distributions are normally subject to federal and state income tax when they are paid, whether you take them in cash or reinvest them in Fund shares. A distribution also may be subject to local income tax. Any income dividend distributions and any short-term capital gain distributions are taxable to you as ordinary income. Any long-term capital gain distributions are taxable as long-term capital gains no matter how long you have owned shares in the Fund.


Every January, you will be sent a statement (IRS Form 1099-DIV) showing the taxable distributions paid to you in the previous year. The statement provides information on your dividends and capital gains for tax purposes.


Taxes on Sales. Your sale of Fund shares normally is subject to federal and state income tax and may result in a taxable gain or loss to you. A sale also may be subject to local income tax. Your exchange of Fund shares for shares of another Morgan Stanley Dean Witter Fund is treated for tax purposes like a sale of your original shares and a purchase of your new shares. Thus, the exchange may, like a sale, result in a taxable gain or loss to you and will give you a new tax basis for your new shares.


When you open your Fund account, you should provide your social security or tax identification number on your investment application. By providing this information, you will avoid being subject to a federal backup withholding tax of 31% on taxable distributions and redemption proceeds. Any withheld amount would be sent to the IRS as an advance tax payment.

  [GRAPHIC OMITTED]

       SHARE CLASS ARRANGEMENTS
-------------------------------------

The Fund offers several Classes of shares having different distribution arrangements designed to provide you with different purchase options according to your investment needs. Your Morgan Stanley Dean Witter Financial Advisor or other authorized financial representative can help you decide which Class may be appropriate for you.


The general public is offered three Classes: Class A shares, Class B shares and Class C shares, which differ principally in terms of sales charges and ongoing expenses. A fourth Class, Class D shares, is offered only to a limited category of investors. Shares that you acquire through reinvested distributions will not be subject to any front-end sales charge or CDSC -- contingent deferred sales charge. Sales personnel may receive different compensation for selling each Class of shares. The sales charges applicable to each Class provide for the distribution financing of shares of that Class.

The chart below compares the sales charge and annual 12b-1 fee applicable to each Class:

                                                                                                 MAXIMUM
CLASS     SALES CHARGE                                                                      ANNUAL 12B-1FEE
  A       Maximum 4.25% initial sales charge reduced for purchase of $25,000 or more;
          shares sold without an initial sales charge are generally subject to a 1.0% CDSC
          during the first year                                                                   0.25%
  B       Maximum 5.0% CDSC during the first year decreasing to 0% after six years                0.85%
  C       1.0% CDSC during the first year                                                         0.85%
  D       None                                                                                    None


CLASS A SHARES Class A shares are sold at net asset value plus an initial sales charge of up to 4.25%. The initial sales charge is reduced for purchases of $25,000 or more according to the schedule below. Investments of $1 million or more are not subject to an initial sales charge, but are generally subject to a contingent deferred sales charge, or CDSC, of 1.0% on sales made within one year after the last day of the month of purchase. The CDSC will be assessed in the same manner and with the same CDSC waivers as with Class B shares. Class A shares are also subject to a distribution (12b-1) fee of up to 0.25% of the average daily net assets of the Class.

(sidebar)
FRONT-END SALES CHARGE OR FSC An initial sales charge you pay when purchasing Class A shares that is based on a percentage of the offering price. The percentage declines based upon the dollar value of Class A shares you purchase. We offer three ways to reduce your Class A sales charges -- the Combined Purchase Privilege, Right of Accumulation and Letter of Intent.
(end sidebar)

The offering price of Class A shares includes a sales charge (expressed as a percentage of the offering price) on a single transaction as shown in the following table:



                                       FRONT-END SALES CHARGE
AMOUNT OF                    PERCENTAGE OF PUBLIC   APPROXIMATE PERCENTAGE
SINGLE TRANSACTION              OFFERING PRICE      OF NET AMOUNT INVESTED
  Less than $25,000                   4.25%                  4.44%
  $25,000 but less than $50,000       4.00%                  4.17%
  $50,000 but less than $100,000      3.50%                  3.63%
  $100,000 but less than $250,000     2.75%                  2.83%
  $250,000 but less than $1 million   1.75%                  1.78%
  $1 million and over                    0                      0

The reduced sales charge schedule is applicable to purchases of Class A shares in a single transaction by:

o  A single account (including an individual, trust or fiduciary account).

o Family member accounts (limited to husband, wife and children under the age of 21).

o Pension, profit sharing or other employee benefit plans of companies and their affiliates.

o  Tax-exempt organizations.

o  Groups organized for a purpose other than to buy mutual fund shares.


Combined Purchase Privilege. You also will have the benefit of reduced sales charges by combining purchases of Class A shares of the Fund in a single transaction with purchases of Class A shares of other Multi-Class Funds and shares of FSC Funds.


Right of Accumulation. You also may benefit from a reduction of sales charges if the cumulative net asset value of Class A shares of the Fund purchased in a single transaction, together with shares of other funds you currently own which were previously purchased at a price including a front-end sales charge (including shares acquired through reinvestment of distributions), amounts to $25,000 or more. Also, if you have a cumulative net asset value of all your Class A and Class D shares equal to at least $5 million (or $25 million for certain employee benefit plans), you are eligible to purchase Class D shares of any fund subject to the Fund's minimum initial investment requirement.


You must notify your Morgan Stanley Dean Witter Financial Advisor or other authorized financial representative (or Morgan Stanley Dean Witter Trust FSB if you purchase directly through the Fund), at the time a purchase order is placed, that the purchase qualifies for the reduced sales charge under the Right of Accumulation. Similar notification must be made in writing when an order is placed by mail. The reduced sales charge will not be granted if: (i) notification is not furnished at the time of the order; or (ii) a review of the records of Dean Witter Reynolds or other authorized dealer of Fund shares or the Fund's transfer agent does not confirm your represented holdings.


Letter of Intent. The schedule of reduced sales charges for larger purchases also will be available to you if you enter into a written "Letter of Intent." A Letter of Intent provides for the purchase of Class A shares of the Fund or other Multi-Class Funds or shares of FSC Funds within a thirteen-month period. The initial purchase under a Letter of Intent must be at least 5% of the stated investment goal. To determine the applicable sales charge reduction, you may also include: (1) the cost of shares of other Morgan Stanley Dean Witter Funds which were previously purchased at a price including a front-end sales charge during the 90-day period prior to the distributor receiving the Letter of Intent, and (2) the cost of shares of other funds you currently own acquired in exchange for shares of funds purchased during that period at a price including a front-end sales charge. You can obtain a letter of intent by contacting your Morgan Stanley Dean Witter Financial Advisor or other authorized financial representative, or by calling (800) 869-NEWS. If you do not achieve the stated investment goal within the thirteen-month period, you are required to pay the difference between the sales charges otherwise applicable and sales charges actually paid, which may be deducted from your investment.


Other Sales Charge Waivers. In addition to investments of $1 million or more, your purchase of Class A shares is not subject to a front-end sales charge (or a CDSC upon sale) if your account qualifies under one of the following categories:

o A trust for which Morgan Stanley Dean Witter Trust FSB provides discretionary trustee services.

o Persons participating in a fee-based investment program (subject to all of its terms and conditions, including termination fees, mandatory sale or transfer restrictions on termination) approved by the Fund's distributor pursuant to which they pay an asset-based fee for investment advisory, administrative and/or brokerage services.

o Qualified state tuition plans described in Section 529 of the Internal Revenue Code (subject to all applicable terms and conditions) and certain other investment programs that do not charge an asset-based fee and have been approved by the Fund's distributor.

o Employer-sponsored employee benefit plans, whether or not qualified under the Internal Revenue Code, for which Morgan Stanley Dean Witter Trust FSB serves as trustee or Morgan Stanley Dean Witter's Retirement Plan Services serves as recordkeeper under a written Recordkeeping Services Agreement (MSDW Eligible Plans) which have at least 200 eligible employees.

o An MSDW Eligible Plan whose Class B shares have converted to Class A shares, regardless of the plan's asset size or number of eligible employees.

o A client of a Morgan Stanley Dean Witter Financial Advisor who joined us from another investment firm within six months prior to the date of purchase of Fund shares, and you used the proceeds from the sale of shares of a proprietary mutual fund of that Financial Advisor's previous firm that imposed either a front-end or deferred sales charge to purchase Class A shares, provided that: (1) you sold the shares not more than 60 days prior to the purchase of fund shares, and (2) the sale proceeds were maintained in the interim in cash or a money market fund.

o Current or retired Directors or Trustees of the Morgan Stanley Dean Witter Funds, such persons' spouses and children under the age of 21, and trust accounts for which any of such persons is a beneficiary.

o Current or retired directors, officers and employees of Morgan Stanley Dean Witter & Co. and any of its subsidiaries, such persons' spouses and children under the age of 21, and trust accounts for which any of such persons is a beneficiary.


CLASS B SHARES Class B shares are offered at net asset value with no initial sales charge but are subject to a contingent deferred sales charge, or CDSC, as set forth in the table below. For the purpose of calculating the CDSC, shares are deemed to have been purchased on the last day of the month during which they were purchased.

(sidebar)
CONTINGENT DEFERRED SALES CHARGE OR CDSC A fee you pay when you sell shares of certain Morgan Stanley Dean Witter Funds purchased without an initial sales charge. This fee declines the longer you hold your shares as set forth in the table.
(end sidebar)


                                      CDSC AS A PERCENTAGE
YEAR SINCE PURCHASE PAYMENT MADE       OF AMOUNT REDEEMED
  First                                       5.0%
  Second                                      4.0%
  Third                                       3.0%
  Fourth                                      2.0%
  Fifth                                       2.0%
  Sixth                                       1.0%
  Seventh and thereafter                     None

Each time you place an order to sell or exchange shares, shares with no CDSC will be sold or exchanged first, then shares with the lowest CDSC will be sold or exchanged next. For any shares subject to a CDSC, the CDSC will be assessed on an amount equal to the lesser of the current market value or the cost of the shares being sold.


CDSC Waivers. A CDSC, if otherwise applicable, will be waived in the case of:

o Sales of shares held at the time you die or become disabled (within the definition in Section 72(m)(7) of the Internal Revenue Code which relates to the ability to engage in gainful employment), if the shares are: (i) registered either in your name (not a trust) or in the names of you and your spouse as joint tenants with right of survivorship; or (ii) held in a qualified corporate or self-employed retirement plan, IRA or 403(b) Custodial Account, provided in either case that the sale is requested within one year of your death or initial determination of disability.

o Sales in connection with the following retirement plan "distributions:" (i) lump-sum or other distributions from a qualified corporate or self-employed retirement plan following retirement (or, in the case of a "key employee" of a "top heavy" plan, following attainment of age 59 1 /2); (ii) distributions from an IRA or 403(b) Custodial Account following attainment of age 59 1 /2; or (iii) a tax-free return of an excess IRA contribution (a "distribution" does not include a direct transfer of IRA, 403(b) Custodial Account or retirement plan assets to a successor custodian or trustee).

o  Sales of shares held for you as a participant in an MSDW Eligible Plan.

o Sales of shares in connection with the Systematic Withdrawal Plan of up to 12% annually of the value of each fund from which plan sales are made. The percentage is determined on the date you establish the Systematic Withdrawal Plan and based on the next calculated share price. You may have this CDSC waiver applied in amounts up to 1% per month, 3% per quarter, 6% semi-annually or 12% annually. Shares with no CDSC will be sold first, followed by those with the lowest CDSC. As such, the waiver benefit will be reduced by the amount of your shares that are not subject to a CDSC. If you suspend your participation in the plan, you may later resume plan payments without requiring a new determination of the account value for the 12% CDSC waiver.

o Sales of shares if you simultaneously invest the proceeds in the Investment Manager's mutual fund asset allocation program, pursuant to which investors pay an asset-based fee. Any shares you acquire in connection with the Investment Manager's mutual fund asset allocation program are subject to all of the terms and conditions of that program, including termination fees, mandatory sale or transfer restrictions on termination.


All waivers will be granted only following the Fund's distributor receiving confirmation of your entitlement. If you believe you are eligible for a CDSC waiver, please contact your Financial Advisor or call (800) 869-NEWS.


Distribution Fee. Class B shares are also subject to an annual 12b-1 fee of 0.85% of the lesser of: (a) the average daily aggregate gross purchases by all shareholders of the Fund's Class B shares since the inception of the Fund (not including reinvestments of dividends or capital gains distributions), less the average daily aggregate net asset value of the Fund's Class B shares sold by all shareholders since the Fund's inception upon which a CDSC has been imposed or waived, or (b) the average daily net assets of Class B.


Conversion Feature. After ten (10) years, Class B shares will convert automatically to Class A shares of the Fund with no initial sales charge. The ten year period runs from the last day of the month in which the shares were purchased, or in the case of Class B shares acquired through an exchange, from the last day of the month in which the original Class B shares were purchased; the shares will convert to Class A shares based on their relative net asset values in the month following the ten year period. At the same time, an equal proportion of Class B shares acquired through automatically reinvested distributions will convert to Class A shares on the same basis. (Class B shares held before May 1, 1997, however, will convert to Class A shares in May 2007.)


In the case of Class B shares held in an MSDW Eligible Plan, the plan is treated as a single investor and all Class B shares will convert to Class A shares on the conversion date of the Class B shares of a Morgan Stanley Dean Witter Fund purchased by that plan.

Currently, the Class B share conversion is not a taxable event; the conversion feature may be cancelled if it is deemed a taxable event in the future by the Internal Revenue Service.


If you exchange your Class B shares for shares of a Money Market Fund, a No-Load Fund, North American Government Income Trust or Short-Term U.S. Treasury Trust, the holding period for conversion is frozen as of the last day of the month of the exchange and resumes on the last day of the month you exchange back into Class B shares.


Exchanging Shares Subject to a CDSC. There are special considerations when you exchange Fund shares that are subject to a CDSC. When determining the length of time you held the shares and the corresponding CDSC rate, any period (starting at the end of the month) during which you held shares of a fund that does not charge a CDSC will not be counted. Thus, in effect the "holding period" for purposes of calculating the CDSC is frozen upon exchanging into a fund that does not charge a CDSC.


For example, if you held Class B shares of the Fund for one year, exchanged to Class B of another Morgan Stanley Dean Witter Multi-Class Fund for another year, then sold your shares, a CDSC rate of 4% would be imposed on the shares based on a two year holding period -- one year for each fund. However, if you had exchanged the shares of the Fund for a Money Market Fund (which does not charge a CDSC) instead of the Multi-Class Fund, then sold your shares, a CDSC rate of 5% would be imposed on the shares based on a one year holding period. The one year in the Money Market Fund would not be counted. Nevertheless, if shares subject to a CDSC are exchanged for a fund that does not charge a CDSC, you will receive a credit when you sell the shares equal to the distribution (12b-1) fees, if any, you paid on those shares while in that fund up to the amount of any applicable CDSC.


In addition, shares that are exchanged into or from a Morgan Stanley Dean Witter Fund subject to a higher CDSC rate will be subject to the higher rate, even if the shares are re-exchanged into a fund with a lower CDSC rate.


CLASS C SHARES Class C shares are sold at net asset value with no initial sales charge but are subject to a CDSC of 1.0% on sales made within one year after the last day of the month of purchase. The CDSC will be assessed in the same manner and with the same CDSC waivers as with Class B shares.

Distribution Fee. Class C shares are subject to an annual distribution (12b-1) fee of 0.85% of the average daily net assets of that Class. The Class C shares' distribution fee may cause that Class to have higher expenses and pay lower dividends than Class A or Class D shares. Unlike Class B shares, Class C shares have no conversion feature and, accordingly, an investor that purchases Class C shares may be subject to distribution (12b-1) fees applicable to Class C shares for an indefinite period.

CLASS D SHARES Class D shares are offered without any sales charge on purchases or sales and without any distribution (12b-1) fee. Class D shares are offered only to investors meeting an initial investment minimum of $5 million ($25 million for certain MSDW Eligible Plans) and the following investor categories:


o Investors participating in the Investment Manager's mutual fund asset allocation program (subject to all of its terms and conditions, including termination fees, mandatory sale or transfer restrictions on termination) pursuant to which they pay an asset-based fee.

o Persons participating in a fee-based investment program (subject to all of its terms and conditions, including termination fees, mandatory sale or transfer restrictions on termination) approved by the Fund's distributor pursuant to which they pay an asset-based fee for investment advisory, administrative and/or brokerage services. With respect to Class D shares held through the Morgan Stanley Dean Witter Choice Program, at such time as those Fund shares are no longer held through the program, the shares will be automatically converted into Class A shares (which are subject to higher expenses than Class D shares) based on the then current relative net asset values of the two classes.

o Certain investment programs that do not charge an asset-based fee and have been approved by the Fund's distributor. However, Class D shares are not offered for investments made through Section 529 plans (regardless of the size of the investment).

o Employee benefit plans maintained by Morgan Stanley Dean Witter & Co. or any of its subsidiaries for the benefit of certain employees of Morgan Stanley Dean Witter & Co. and its subsidiaries.

o  Certain unit investment trusts sponsored by Dean Witter Reynolds.


o Certain other open-end investment companies whose shares are distributed by the Fund's distributor.

o Investors who were shareholders of the Dean Witter Retirement Series on September 11, 1998 for additional purchases for their former Dean Witter Retirement Series accounts.


Meeting Class D Eligibility Minimums. To meet the $5 million ($25 million for MSDW Eligible Plans) initial investment to qualify to purchase Class D shares you may combine: (1) purchases in a single transaction of Class D shares of the Fund and other Morgan Stanley Dean Witter Multi-Class Funds; and/or (2) previous purchases of Class A and Class D shares of Multi-Class Funds and shares of FSC Funds you currently own, along with shares of Morgan Stanley Dean Witter Funds you currently own that you acquired in exchange for those shares.

NO SALES CHARGES FOR REINVESTED CASH DISTRIBUTIONS If you receive a cash payment representing an income dividend or capital gain and you reinvest that amount in the applicable Class of shares by returning the check within 30 days of the payment date, the purchased shares would not be subject to an initial sales charge or CDSC.

PLAN OF DISTRIBUTION (RULE 12b-1 FEES) The Fund has adopted a Plan of Distribution in accordance with Rule 12b-1 under the Investment Company Act of 1940 with respect to the distribution of Class A, Class B and Class C shares. The Plan allows the Fund to pay distribution fees for the sale and distribution of these shares. It also allows the Fund to pay for services to shareholders of Class A, Class B and Class C shares. Because these fees are paid out of the Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment in these Classes and may cost you more than paying other types of sales charges.

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund's financial performance for the periods indicated. Certain information reflects financial results for a single Fund share throughout each year. The total returns in the table represent the rate an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions).


The information for the fiscal year ended October 31, 2000 has been audited by Deloitte & Touche LLP, independent auditors, whose report, along with the Fund's financial statements, is included in the annual report, which is available upon request. The financial highlights for prior fiscal periods have been audited by other independent accountants.



                                                                                                           FOR THE PERIOD
                                                           FOR THE YEAR ENDED OCTOBER 31,                  JULY 28, 1997*
                                              --------------------------------------------------------        THROUGH
                                                    2000                1999                1998          OCTOBER 31, 1997
                                              -----------------   -----------------   ----------------   -----------------
 CLASS A SHARES++
 SELECTED PER-SHARE DATA:
 Net asset value, beginning of period           $   8.16            $   9.01            $  9.46            $  9.40
-------------------------------------------     ---------           ---------           --------           --------
 Income (loss) from investment operations:
  Net investment income                            0.72                0.74               0.74               0.22
  Net realized and unrealized gain (loss)        ( 1.23)             ( 0.87)             (0.46)              0.04
                                                ---------           ---------           --------           --------
 Total income (loss) from investment
  operations                                     ( 0.51)             ( 0.13)              0.28               0.26
                                                ---------           ---------           --------           --------
 Less dividends and distributions from:
  Net investment income                          ( 0.62)             ( 0.63)             (0.70)             (0.20)
  Paid-in-capital                                ( 0.06)             ( 0.09)             (0.03)                --
                                                ---------           ---------           --------           --------
 Total dividends and distributions               ( 0.68)             ( 0.72)             (0.73)             (0.20)
-------------------------------------------     ---------           ---------           --------           --------
 Net asset value, end of period                 $   6.97            $   8.16            $  9.01            $  9.46
-------------------------------------------     ---------           ---------           --------           --------
 TOTAL RETURN+                                    (6.66)%             (1.61)%             2.86%              2.74%(1)
-------------------------------------------     ---------           ---------           --------           ---------
 RATIOS TO AVERAGE NET ASSETS:
 Expenses                                          0.73%(3)            0.72%(3)           0.77%(3)           0.85%(2)
 Net investment income                             9.28%(3)            8.56%(3)           7.94%(3)           8.98%(2)
-------------------------------------------     ----------          ----------          ---------          ---------
 SUPPLEMENTAL DATA:
 Net assets, end of period, in thousands        $13,318             $21,828             $15,130            $4,933
 Portfolio turnover rate                             40%                 71%               130%               104%

*     The date shares were first issued.
++ The per share amounts were computed using an average number of shares outstanding during the period.
+ Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.
(1)   Not annualized.
(2)   Annualized.
(3) Reflects overall Fund ratios for investment income and non-class specific expenses.

----                                                           ----




       FOR THE YEAR ENDED OCTOBER 31,            2000++            1999++             1998++          1997*++        1996
 CLASS B SHARES
 SELECTED PER-SHARE DATA:
 Net asset value, beginning of period          $    8.16         $    9.01           $      9.46    $   9.78      $   9.62
-------------------------------------------    ---------         ---------           -----------    ---------     ---------
 Income (loss) from investment operations:
  Net investment income                             0.67              0.68                  0.68         0.74         0.78
  Net realized and unrealized gain (loss)          (1.22)            (0.87)                (0.46)       (0.15)        0.10
                                               ---------         ---------           -----------    ---------     ---------
 Total income (loss) from investment
  operations                                       (0.55)            (0.19)                 0.22         0.59         0.88
-------------------------------------------    ---------         ---------           -----------    ---------     ---------
 Less dividends and distributions from:
  Net investment income                            (0.58)            (0.58)                (0.65)       (0.91)       (0.72)
  Paid-in-capital                                  (0.05)            (0.08)                (0.02)          --           --
                                               ---------         ---------           -----------    ---------     ---------
 Total dividends and distributions                 (0.63)            (0.66)                (0.67)       (0.91)       (0.72)
-------------------------------------------    ---------         ---------           -----------    ---------     ---------
 Net asset value, end of period                $    6.98         $    8.16           $      9.01    $    9.46      $  9.78
-------------------------------------------    ---------         ---------           -----------    ---------     ---------
 TOTAL RETURN+                                    (7.24)%            (2.14)%                2.23%        6.46%        9.49%
-------------------------------------------    ---------         ---------           -----------    ---------     ---------
 RATIOS TO AVERAGE NET ASSETS:
 Expenses                                          1.38%(1)           1.38%(1)              1.38%(1)     1.40%        1.42%
 Net investment income                             8.63%(1)           7.90%(1)              7.33%(1)     7.90%        8.38%
-------------------------------------------    -----------       -----------         -------------  ---------     ---------
 SUPPLEMENTAL DATA:
 Net assets, end of period, in thousands       $565,493          $ 859,553            $1,024,021     $915,899      $745,581
 Portfolio turnover rate                             40%                71%                  130%         104%           82%

* Prior to July 28, 1997, the Fund issued one class of shares. All shares of the Fund held prior to that date have been designated
      Class B shares.
++ The per share amounts were computed using an average number of shares outstanding during the period.
+ Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.
(1) Reflects overall Fund ratios for investment income and non-class specific expenses.

                                                                                                           FOR THE PERIOD
                                                           FOR THE YEAR ENDED OCTOBER 31,                  JULY 28, 1997*
                                              --------------------------------------------------------        THROUGH
                                                    2000                1999                1998          OCTOBER 31, 1997
 CLASS C SHARES++
 SELECTED PER-SHARE DATA:
 Net asset value, beginning of period           $   8.15            $   9.00             $   9.45          $  9.40
-------------------------------------------     ---------           ---------            --------          --------
 Income (loss) from investment operations:
  Net investment income                             0.67                0.68                 0.68             0.20
  Net realized and unrealized gain (loss)          (1.22)              (0.87)               (0.46)            0.04
                                                ---------           ---------            --------          --------
 Total income (loss) from investment
  operations                                       (0.55)              (0.19)                0.22             0.24
-------------------------------------------     ---------           ---------            --------          --------
 Less dividends and distributions from:
  Net investment income                            (0.58)              (0.58)               (0.65)           (0.19)
  Paid-in-capital                                  (0.05)              (0.08)               (0.02)              --
                                                ---------           ---------            --------          --------
 Total dividends and distributions                 (0.63)              (0.66)               (0.67)           (0.19)
-------------------------------------------     ---------           ---------            --------          --------
 Net asset value, end of period                 $   6.97            $   8.15             $   9.00          $  9.45
-------------------------------------------     ---------           ---------            --------          --------
 TOTAL RETURN+                                     (7.12)%             (2.25)%               2.26%            2.52%(1)
-------------------------------------------     ---------           ---------            --------          ---------
 RATIOS TO AVERAGE NET ASSETS:
 Expenses                                           1.38%(3)            1.38%(3)             1.38%(3)         1.44%(2)
 Net investment income                              8.63%(3)            7.90%(3)             7.33%(3)         8.17%(2)
-------------------------------------------     ----------          ----------           ----------        ---------
 SUPPLEMENTAL DATA:
 Net assets, end of period, in thousands        $ 14,313             $19,450              $15,659           $3,773
 Portfolio turnover rate                              40%                 71%                 130%             104%

*     The date shares were first issued.
++ The per share amounts were computed using an average number of shares outstanding during the period.
+ Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.
(1)   Not annualized.
(2)   Annualized.
(3) Reflects overall Fund ratios for investment income and non-class specific expenses.

----                                                           ----




                                                                                                            FOR THE PERIOD
                                                            FOR THE YEAR ENDED OCTOBER 31,                  JULY 28, 1997*
                                               --------------------------------------------------------        THROUGH
                                                     2000                1999               1998           OCTOBER 31, 1997
 CLASS D SHARES++
 SELECTED PER-SHARE DATA:
 Net asset value, beginning of period            $   8.15            $   9.00           $ 9.45             $ 9.40
--------------------------------------------     ---------           ---------          ---------          ---------
 Income (loss) from investment operations:
  Net investment income                              0.33                0.76             0.76               0.23
  Net realized and unrealized gain (loss)           (0.80)              (0.88)           (0.46)              0.02
                                                 ---------           ---------          ---------          ---------
 Total income (loss) from investment
  operations                                        (0.47)              (0.12)            0.30               0.25
--------------------------------------------     ---------           ---------          ---------          ---------
 Less dividends and distributions from:
  Net investment income                             (0.63)              (0.64)           (0.72)             (0.20)
  Paid-in-capital                                   (0.06)              (0.09)           (0.03)                --
                                                 ---------           ---------          ---------          ---------
 Total dividends and distributions                  (0.69)              (0.73)           (0.75)             (0.20)
--------------------------------------------     ---------           ---------          ---------          ---------
 Net asset value, end of period                  $   6.99            $   8.15           $ 9.00             $ 9.45
--------------------------------------------     ---------           ---------          ---------          ---------
 TOTAL RETURN+                                      (6.20)%             (1.42)%           3.21%              2.69%(1)
--------------------------------------------     ---------           ---------          ---------          ---------
 RATIOS TO AVERAGE NET ASSETS:
 Expenses                                            0.53%(3)            0.53%(3)         0.53%(3)           0.59%(2)
 Net investment income                               9.48%(3)            8.75%(3)         8.18%(3)           9.26%(2)
--------------------------------------------     ----------          ----------         ---------          ---------
 SUPPLEMENTAL DATA:
 Net assets, end of period, in thousands         $  1,493            $  1,046           $  740             $   99
 Portfolio turnover rate                               40%                 71%             130%               104%

*     The date shares were first issued.
++ The per share amounts were computed using an average number of shares outstanding during the period.
+ Calculated based on the net asset value as of the last business day of the period.
(1)   Not annualized
(2)   Annualized.
(3) Reflects overall Fund ratios for investment income and non-class specific expenses.

NOTES



        -----------------------------------------------------------------------

        -----------------------------------------------------------------------

        -----------------------------------------------------------------------

        -----------------------------------------------------------------------

        -----------------------------------------------------------------------

        -----------------------------------------------------------------------

        -----------------------------------------------------------------------

        -----------------------------------------------------------------------

        -----------------------------------------------------------------------

        -----------------------------------------------------------------------

        -----------------------------------------------------------------------

        -----------------------------------------------------------------------

        -----------------------------------------------------------------------

        -----------------------------------------------------------------------

        -----------------------------------------------------------------------

        -----------------------------------------------------------------------

        -----------------------------------------------------------------------

        -----------------------------------------------------------------------

        -----------------------------------------------------------------------

        -----------------------------------------------------------------------

        -----------------------------------------------------------------------

        -----------------------------------------------------------------------

NOTES



        -----------------------------------------------------------------------

        -----------------------------------------------------------------------

        -----------------------------------------------------------------------

        -----------------------------------------------------------------------

        -----------------------------------------------------------------------

        -----------------------------------------------------------------------

        -----------------------------------------------------------------------

        -----------------------------------------------------------------------

        -----------------------------------------------------------------------

        -----------------------------------------------------------------------

        -----------------------------------------------------------------------

        -----------------------------------------------------------------------

        -----------------------------------------------------------------------

        -----------------------------------------------------------------------

        -----------------------------------------------------------------------

        -----------------------------------------------------------------------

        -----------------------------------------------------------------------

        -----------------------------------------------------------------------

        -----------------------------------------------------------------------

        -----------------------------------------------------------------------

        -----------------------------------------------------------------------

        -----------------------------------------------------------------------

NOTES



        -----------------------------------------------------------------------

        -----------------------------------------------------------------------

        -----------------------------------------------------------------------

        -----------------------------------------------------------------------

        -----------------------------------------------------------------------

        -----------------------------------------------------------------------

        -----------------------------------------------------------------------

        -----------------------------------------------------------------------

        -----------------------------------------------------------------------

        -----------------------------------------------------------------------

        -----------------------------------------------------------------------

        -----------------------------------------------------------------------

        -----------------------------------------------------------------------

        -----------------------------------------------------------------------

        -----------------------------------------------------------------------

        -----------------------------------------------------------------------

        -----------------------------------------------------------------------

        -----------------------------------------------------------------------

        -----------------------------------------------------------------------

        -----------------------------------------------------------------------

        -----------------------------------------------------------------------

        -----------------------------------------------------------------------

MORGAN STANLEY DEAN WITTER
FAMILY OF FUNDS
                          The Morgan Stanley Dean Witter Family of Funds offers investors a wide range of investment choices. Come on in and meet the family!


 GROWTH FUNDS     GROWTH FUNDS                     THEME FUNDS
                  Aggressive Equity Fund           Financial Services Trust
                  All Star Growth Fund             Health Sciences Trust
                  American Opportunities Fund      Information Fund
                  Capital Growth Securities        Natural Resource Development Securities
                  Developing Growth Securities     Technology Fund
                  Growth Fund                      GLOBAL/INTERNATIONAL FUNDS
                  Market Leader Trust              Competitive Edge Fund - "Best Ideas" Portfolio
                  Mid-Cap Equity Trust             European Growth Fund
                  New Discoveries Fund             Fund of Funds - International Portfolio
                  Next Generation Trust            International Fund
                  Small Cap Growth Fund            International SmallCap Fund
                  Special Value Fund               Japan Fund
                  Tax-Managed Growth Fund          Latin American Growth Fund
                  21st Century Trend Fund          Pacific Growth Fund


 GROWTH & INCOME FUNDS     GROWTH & INCOME FUNDS                 Total Market Index Fund
                           Balanced Growth Fund                  Total Return Trust
                           Balanced Income Fund                  Value Fund
                           Convertible Securities Trust          Value-Added Market Series/Equity Portfolio
                           Dividend Growth Securities            THEME FUNDS
                           Equity Fund                           Real Estate Fund
                           Fund of Funds - Domestic Portfolio    Utilities Fund
                           Income Builder Fund                   GLOBAL FUNDS
                           S&P 500 Index Fund                    Global Dividend Growth Securities
                           S&P 500 Select Fund                   Global Utilities Fund
                           Strategist Fund


 INCOME FUNDS     GOVERNMENT INCOME FUNDS             GLOBAL INCOME FUNDS
                  Federal Securities Trust            North American Government Income Trust
                  Short-Term U.S. Treasury Trust      World Wide Income Trust
                  U.S. Government Securities Trust    TAX-FREE INCOME FUNDS
                  DIVERSIFIED INCOME FUNDS            California Tax-Free Income Fund
                  Diversified Income Trust            Hawaii Municipal Trust(FSC)
                  CORPORATE INCOME FUNDS              Limited Term Municipal Trust(NL)
                  High Yield Securities               Multi-State Municipal Series Trust(FSC)
                  Intermediate Income Securities      New York Tax-Free Income Fund
                  Short-Term Bond Fund(NL)            Tax-Exempt Securities Trust
                  Short-Term Bond Fund(NL)


 MONEY MARKET FUNDS     TAXABLE MONEY MARKET FUNDS                 TAX-FREE MONEY MARKET FUNDS
                        Liquid Asset Fund(MM)                      California Tax-Free Daily Income Trust(MM)
                        U.S. Government Money Market Trust(MM)     New York Municipal Money Market Trust(MM)
                                                                   Tax-Free Daily Income Trust(MM)

There may be funds created after this Prospectus was published. Please consult the inside back cover of a new fund's prospectus for its designation, e.g., Multi-Class Fund or Money Market Fund.

Unless otherwise noted, each listed Morgan Stanley Dean Witter Fund, except for North American Government Income Trust and Short-Term U.S. Treasury Trust, is a Multi-Class Fund. A Multi-Class Fund is a mutual fund offering multiple Classes of shares. The other types of funds are: NL -- No-Load (Mutual) Fund; MM -- Money Market Fund; FSC -- A mutual fund sold with a front-end sales charge and a distribution (12b-1) fee.

                                       PROSPECTUS  -  JANUARY 8, 2001

Additional information about the Fund's investments is available in the Fund's Annual and Semi-Annual Reports to Shareholders. In the Fund's Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year. The Fund's Statement of Additional Information also provides additional information about the Fund. The Statement of Additional Information is incorporated herein by reference (legally is part of this Prospectus). For a free copy of any of these documents, to request other information about the Fund, or to make shareholder inquiries, please call:


                                 (800) 869-NEWS

You also may obtain information about the Fund by calling your Morgan Stanley Dean Witter Financial Advisor or by visiting our Internet site at:

                            WWW.MSDWADVICE.COM/FUNDS

Information about the Fund (including the Statement of Additional Information) can be viewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, DC. Information about the Reference Room's operations may be obtained by calling the SEC at (202) 942-8090. Reports and other information about the Fund are available on the EDGAR Database on the SEC's Internet site (www.sec.gov), and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the SEC, Washington, DC 20549-0102.


  TICKER SYMBOLS:

  Class A:                                                              DINAX
----------------------------------------------------
  Class B:                                                              DINBX
----------------------------------------------------
  Class C:                                                              DINCX
----------------------------------------------------
  Class D:                                                              DINDX
----------------------------------------------------

(THE FUND'S INVESTMENT COMPANY ACT FILE NO. IS 811-6515)

                                                    Morgan Stanley Dean Witter



                                                      DIVERSIFIED INCOME TRUST

                                                         [GRAPHIC OMITTED]

                     A MUTUAL FUND WHOSE PRIMARY INVESTMENT OBJECTIVE IS A HIGH
                                                  LEVEL OF CURRENT INCOME; AS A
                                                  SECONDARY OBJECTIVE, THE FUND
                                                 SEEKS TO MAXIMIZE TOTAL RETURN
                                               BUT ONLY TO THE EXTENT CONSISTENT
                                                      WITH ITS PRIMARY OBJECTIVE

              MORGAN STANLEY DEAN WITTER WORLD WIDE INCOME TRUST

                   PROXY FOR SPECIAL MEETING OF SHAREHOLDERS

                           TO BE HELD MARCH 27, 2001

     The undersigned shareholder of Morgan Stanley Dean Witter World Wide Income Trust does hereby appoint Barry Fink, Ronald E. Robison and Joseph J. McAlinden and each of them, as attorneys-in-fact and proxies of the undersigned, each with the full power of substitution, to attend the Special Meeting of Shareholders of Morgan Stanley Dean Witter World Wide Income Trust to be held on March 27, 2001, in the Career Development Room, Sixty-First Floor, Two World Trade Center, New York, New York at 9:00 A.M., New York time, and at all adjournments thereof and to vote the shares held in the name of the undersigned on the record date for said meeting for the Proposal specified on the reverse side hereof. Said attorneys-in-fact shall vote in accordance with their best judgment as to any other matter.





                          (Continued on reverse side)

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE PROPOSAL SET FORTH ON THE REVERSE HEREOF AND AS RECOMMENDED BY THE BOARD OF TRUSTEES.

      IMPORTANT--THIS PROXY MUST BE SIGNED AND DATED ON THE REVERSE SIDE.

------------------------------------------------------------------------------------------------------------------------------------
TO VOTE BY MAIL, PLEASE COMPLETE AND RETURN THIS CARD                                               PLEASE MARK VOTES AS
YOU ALSO MAY VOTE A PROXY BY TOUCH-TONE PHONE OR BY INTERNET                                        IN THE EXAMPLE USING [X]
(SEE ENCLOSED VOTING INFORMATION CARD FOR FURTHER INSTRUCTIONS)                                     BLACK OR BLUE INK
TO VOTE A PROXY BY PHONE, call Toll-Free: 1-800-690-6903
TO VOTE A PROXY BY INTERNET, visit our Website(s): WWW/MSDWT.COM or WWW.PROXYVOTE.COM

                          FOR      AGAINST     ABSTAIN

The Proposal:             [ ]        [ ]         [ ]

Approval of the Agreement and Plan of Reorganization, dated as of October 26, 2000, pursuant to which substantially all of the assets of Morgan Stanley Dean Witter World Wide Income Trust would be combined with those of Morgan Stanley Dean Witter Diversified
Income Trust and shareholders of Morgan Stanley Dean Witter World Wide Income Trust would become shareholders of Morgan Stanley Dean
Witter Diversified Income Trust receiving shares in Morgan Stanley Dean Witter Diversified Income Trust with a value equal to the value of their holdings in Morgan Stanley Dean Witter World Wide Income Trust.

Please sign personally. If the shares are registered in more than one name, each joint owner or each fiduciary should sign personally. Only authorized officers should sign for corporations.

                                                            Please make sure to sign and date this Proxy using black or blue ink.

                                                            Date
                                                                -----------------------------------------------------------------

                                                            ---------------------------------------------------------------------

                                                            ---------------------------------------------------------------------
                                                                              Shareholder sign in the box above

                                                            ---------------------------------------------------------------------

                                                            ---------------------------------------------------------------------
                                                                           Co-Owner (if any) sign in the box above

- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
                                      PLEASE FOLD AND DETACH AT PERFORATION ALONG DOTTED LINES

                                                     MORGAN STANLEY DEAN WITTER
                                                       WORLD WIDE INCOME TRUST

                        ------------------------------------------------------------------------------------

                                                              IMPORTANT

                                          USE ONE OF THE THREE EASY WAYS TO VOTE YOUR PROXY

                           1. BY MAIL. PLEASE DATE, SIGN AND RETURN THE ABOVE PROXY CARD IN THE ENCLOSED
                              POSTAGE PAID ENVELOPE.

                           2. BY INTERNET. HAVE YOUR PROXY CARD AT HAND. GO TO THE "VOTE YOUR PROXY HERE"
                              LINK ON THE WEBSITE WWW.MSDWT.COM OR WWW.PROXYVOTE.COM. ENTER YOUR 12
                              DIGIT CONTROL NUMBER LOCATED ON THE PROXY CARD AND FOLLOW THE SIMPLE
                              INSTRUCTIONS.

                           3. BY TELEPHONE. HAVE YOUR PROXY CARD AT HAND. CALL 1-800-690-6903 ON A
                              TOUCH-TONE PHONE. ENTER YOUR 12-DIGIT CONTROL NUMBER LOCATED ON THE PROXY
                              CARD AND FOLLOW THE SIMPLE RECORDED INSTRUCTIONS.

                        ------------------------------------------------------------------------------------

-------------------------------------------------------------------------------

MORGAN STANLEY DEAN WITTER FUNDS
-------------------------------------------------------------------------------

     OFFERS TWO NEW WAYS TO VOTE YOUR PROXY
     24 HOURS A DAY, 7 DAYS A WEEK

     You can now vote your proxy in a matter of minutes with the ease and convenience of the Internet or the telephone. You may still vote by mail. But remember, if you are voting by Internet or telephone, do not mail the proxy.

     TO VOTE BY INTERNET:

     1. Read the enclosed Proxy Statement and have your Proxy Card available.
     2. Go to the "Proxy Voting" link on www.msdwt.com or to website www.proxyvote.com.
     3. Enter the 12-digit Control Number found on your Proxy Card.
     4. Follow the simple instructions.

     TO VOTE BY TELEPHONE:

     1. Read the enclosed Proxy Statement and have your Proxy Card available.
     2. Call toll-free 1-800-690-6903.
     3. Enter the 12-digit Control Number found on your Proxy Card.
     4. Follow the simple recorded instructions.

                                                  Your Proxy Vote is Important!
                                           Thank You for Submitting Your Proxy.

-------------------------------------------------------------------------------